UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21309

Advent Convertible and Income Fund
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
(Address of principal executive offices) (Zip code)

Robert White, Treasurer

888 Seventh Ave, 31st Floor, New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 482-1600

Date of fiscal year end: October 31

Date of reporting period: November 1, 2025 – April 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

April 30, 2026 (Unaudited)

AVK | SEMIANNUAL REPORT

Advent Convertible and

Income Fund

GUGGENHEIMINVESTMENTS.COM/AVK

...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE

INFORMATION ABOUT THE ADVENT CONVERTIBLE

AND INCOME FUND

The shareholder report you are reading right now is just the beginning of the story.

Online at guggenheiminvestments.com/avk, you will find:

• Daily, weekly and monthly data on share prices, net asset values, dividends and more

• Portfolio overviews and performance analyses

• Announcements, press releases and special notices

• Fund and adviser contact information

Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2026

DEAR SHAREHOLDER

Tracy V. Maitland
President and Chief Executive Officer

We thank you for your investment in the Advent Convertible and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the semi-annual fiscal period ended April 30, 2026 (the “Reporting Period”).

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across three lines of business— long-only strategies, hedge funds and closed-end funds. As of April 30, 2026, Advent managed approximately $8.5 billion in assets.

Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of 1.82% and a total return based on NAV of 6.24%. As of April 30, 2026, the Fund’s market price of $12.50 per share represented a discount of 7.20% to its NAV per share of $13.47. As of October 31, 2025, the Fund’s market price of $12.99 per share represented a discount of 2.99% to its NAV per share of $13.39.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 3

DEAR SHAREHOLDER (Unaudited) continued	April 30, 2026

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

Each month during the Reporting Period, the Fund paid a monthly distribution of $0.1172 per share. The most recent distribution represents an annualized distribution rate of 11.25% based on the Fund’s closing market price of $12.50 per share at the end of the Reporting Period.

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. Please see the Distributions to Shareholders & Annualized Distribution Rate table on page 18, and Note 2(h) on page 54 for more information on distributions for the period.

We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail beginning on page 108 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time. The DRIP effectively provides an income averaging technique which causes shareholders to accumulate a larger number of Fund shares when the market price is depressed than when the price is higher.

The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. To learn more about the Fund’s performance and investment strategy over the Reporting Period, we encourage you to read the Economic and Market Overview and the Management Discussion of Fund Performance, which begins on page 6.

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DEAR SHAREHOLDER (Unaudited) continued	April 30, 2026

We thank you for your investment in the Fund and we are honored that you have chosen the Advent Convertible and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.

Sincerely,

Tracy V. Maitland

President and Chief Executive Officer of the Advent Convertible and Income Fund

May 31, 2026

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 5

ECONOMIC AND MARKET OVERVIEW (Unaudited)	April 30, 2026

The U.S. economy has remained reasonably robust despite broader negative impacts during the Reporting Period. The U.S. government continued its budget- related shutdown as the Reporting Period began, with mild impact on the gross domestic product (“GDP”) statistics for the fourth calendar quarter of 2025. In recent months, the impact of the Middle East hostilities on inflation and consumer spending remains to be seen. However, U.S. corporate profit growth and overall output have remained impressive due in no small part to investments related to artificial intelligence (“AI”) spending, which has catalyzed notable capital spending benefiting multiple industries. The war impact on overseas economies has been more meaningful with greater reliance on natural resources sourced through the Persian Gulf. This has led to some risks of central banks raising interest rates to combat inflation and restrained economic growth.

Yield curves have steepened, even in the U.S., due to inflation fears, along with a natural outflow of the strong nominal growth environment and demand for capital in the U.S., particularly for AI. As discussed in later sections, the convertible asset class has been a favored instrument for corporations to pursue their capital needs with issuance volume near highs over the last twenty years. Overall fixed-income markets have raised concerns over rising inflation, public deficit spending, and corporate demand for borrowing. However, strong corporate profits have led corporate bond markets, such as convertible and high-yield securities, which have lower durations, to mitigate some of the impact of higher risk-free rates.

Equity markets have also continued an uptrend from the robust corporate profit growth environment as confidence has risen that the benefits of AI and the cash flow available to make the investments will be longstanding and support multi-year spending programs.

The foregoing Economic and Market Overview and the following Management Discussion of Fund Performance reflect the opinions of the Investment Adviser. The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited)	April 30, 2026

MANAGEMENT TEAM

Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Investment Adviser of Advent Convertible and Income Fund (the “Fund” or “AVK”). The individuals who are primarily responsible for the day-to-day management of the portfolio (the “Portfolio Managers”) of the Fund include Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Managing Director of Advent). Mr. Maitland and Mr. Latronica are portfolio managers and Mr. Huang is an associate portfolio manager. The Portfolio Managers are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses Fund performance for the semi-annual fiscal period ended April 30, 2026 (the “Reporting Period”).

How did the Fund perform during the Reporting Period?

All Fund returns cited – whether based on net asset value (“NAV”) or market price – assume the reinvestment of all distributions. For the Reporting Period, the Fund generated a total return based on market price of 1.82% and a total return based on NAV of 6.24%. As of April 30, 2026, the Fund’s market price of $12.50 per share represented a discount of 7.20% to its NAV per share of $13.47. As of October 31, 2025, the Fund’s market price of $12.99 per share represented a discount of 2.99% to its NAV per share of $13.39.

Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV per share.

Please refer to the graphs and tables included within the Fund Summary, beginning on page 16 for additional information about the Fund’s performance.

How did comparative indices perform for the Reporting Period?

For the Reporting Period, indices underlying numerous asset classes related to the corporate bond and equity markets, domestic and worldwide, had modest to good performance. Certain factors such as index concentration, coupon differences, duration, and sector exposure had larger effects on some asset classes versus others. The returns of indices tracking performance of the asset classes to which the Fund allocates the largest of its investments were:

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 7

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

Return for
Reporting
Index*,1	Period
Bloomberg U.S. Aggregate Bond Index	0.54%
ICE Bank of America (“BofA”) U.S. Convertible Index	13.28%
ICE BofA U.S. High Yield Index	2.31%
MSCI World 100% Hedged to USD Index	6.69%
FTSE Global Focus Convertible U.S. Dollar Hedged Index	1.90%
Standard & Poor’s 500 (“S&P 500”) Index	6.03%

*See page 14 for Index definitions

What were the Fund’s distributions for the Reporting Period?

Each month during the Reporting Period, the Fund paid a monthly distribution of $0.1172 per share. The most recent distribution represents an annualized distribution rate of 11.25% based on the Fund’s closing market price of $12.50 per share at the end of the Reporting Period.

Payable Date	Amount
November 28, 2025	$0.1172
December 31, 2025	$0.1172
January 30, 2026	$0.1172
February 27, 2026	$0.1172
March 31, 2026	$0.1172
April 30, 2026	$0.1172
Total	$0.7032

The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change. There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained.

Distributions may be paid from sources of income other than ordinary income, such as short-term capital gains, long-term capital gains or return of capital. The Fund currently anticipates that some of the 2026 distributions may consist of income, realized gains and return of capital. The final determination of the source and tax characteristics of all distributions in a particular year will be reported to shareholders in January following that year on Form 1099-DIV.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.

A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(h) on page 54 for more information on distributions for the Reporting Period.

What factors contributed or detracted from the Fund’s performance during the Reporting Period?

The Fund’s largest asset class, convertible securities, particularly domestic convertibles, had strong returns in the Reporting Period. The ICE BofA U.S. Convertible Index had more than double the returns of the equity S&P 500 Index in the Reporting Period. This is noteworthy given convertible securities are a hybrid asset class with partial fixed-income and partial equity characteristics. The issuers in the convertible universe are weighted more towards companies with greater participation in contemporary growth trends in the American economy and industrial policy. Most prominently, this is highlighted in the substantial investment in AI models and infrastructure, which also has meaningful participation from Asian convertible issuers in the hardware supply chain. Also contributing are initiatives from the Federal Administration in Washington in such areas as nuclear power, rare earth metals, digital currencies, and defense-related spending. The mix toward companies with strong growth prospects has also meant the asset class has less exposure to industries hurt by inflation fears stemming from Middle East hostilities and restrictions of natural resource supply.

Interest rates rose at longer tenors despite the Federal Reserve (the “Fed”) lowering short-term monetary policy targets three times from September to December 2025. Beyond one-year, the U.S. Treasury yield curve rose at all maturities, particularly in the second half of the Reporting Period as the Middle East hostilities fanned direct inflation concerns and highlighted the risks in the government’s fiscal position. The 10-year U.S. Treasury bond rose in yield from 4.08% to 4.37%2 in the Reporting Period, leading the Bloomberg U.S. Aggregate Bond Index to a muted total return of

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 9

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

under 1%. The convertible asset class has a lower average maturity schedule than most other fixed-income classes and thus lower duration and less negative effect from the rise in rates.

High-yield corporate bonds, the Fund’s second-largest asset class, returned slightly more at index level than the broader bond benchmark above as corporate spreads remained well-anchored. Spreads in the index fell from 294 basis points entering the Reporting Period to 283 basis points3 exiting as corporate profits remained quite strong, allowing the high-yield market to maintain valuations at current spread levels, with total return derived from coupon income offset partly by price declines from rising risk-free rates.

Overseas, developed equity markets had similar returns to the U.S. with the MSCI World (USD-hedged) global equity index gaining close to that of the S&P 500 Index. However, the overseas convertible universe has some exposure to China, which is not a developed market and almost the only emerging market country with any meaningful issuance of convertibles. Chinese-related returns in equities such as the Hong Kong Hang Seng index were flattish in the Reporting Period as the Chinese economy continued to have muted growth and the AI-related investing environment focused more on the costs of investment. Issuance and returns in other Asian locales such as Taiwan, Korea, and Japan were robust and driven to some extent by AI opportunities.

How did the Fund use derivatives during the Reporting Period?

The Fund may use covered call options on individual equity holdings as a means of generating income. The Chicago Board Options Exchange Market Volatility Index (“VIX”) averaged 18.9 during the Reporting Period, slightly higher than its average during fiscal year 2025 of 17.93. Equity volatility has been on the rise partly due to geopolitical uncertainty and partly due to contemporary economic opportunities. With a plethora of equity opportunities identified by the Adviser’s Investment Team, the Fund has restrained its use of covered call option writing in pursuit of greater equity upside.

Where volatility has helped the Fund is within the convertible securities allocation. Convertible securities are a multi-year option generally, while the VIX is a measure of one-month listed options volatility. Notwithstanding the spikes related to occasional equity market fears, the VIX has generally been on a rise after a mid- 2024 bottom prior to the recent U.S. elections. Higher short-term equity volatility has recently flowed through and affected volatility pricing of longer-term options, such as in convertibles, and helped convertible market returns.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged. The Fund had $350 million in leverage outstanding as of April 30, 2026, unchanged during the Reporting Period. Leverage as a percentage of managed assets remained at 37% in the Reporting Period. The return of the Fund in the Reporting Period exceeded that of the cost of borrowing, which has been declining due to the Fed lowering the Federal Funds rate in fall 2025.

There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile. The NAV return for the Fund was above the cost of leverage for the Reporting Period. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage had a positive effect on NAV and shareholders for the Reporting Period.

How was the Fund positioned at the end of the Reporting Period?

As of April 30, 2026, the Fund’s total investments were allocated approximately 51.9% in convertible bonds, convertible preferred securities, and mandatory convertibles; 33.8% in corporate bonds; 8.7% in equities; 1.0% in asset-backed securities; 3.3% in cash and cash equivalents; and 1.3% in senior floating rate interests. This compared to 49.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 38.6% in corporate bonds; 7.5% in equities; 1.2% in asset-backed securities, 1.9% in cash and cash equivalents; and 1.0% in senior floating rate interests as of October 31, 2025.

The Investment Adviser’s Investment Team found more opportunities in the convertible securities markets, led by a robust new issuance environment and meaningful infrastructure opportunities in many growth industries. The cross- asset nature of the Investment Team also engendered more ideas in equities in the same industries, leading the allocation to convertibles securities and equities to rise modestly in the period. Falling in allocation was straight corporate bonds; while attractive growth in corporate profits is driving returns in all corporate-related asset classes, the equity-related upside in convertible securities and equities led the Investment Adviser to allocate more to those asset classes than the straight corporate bond market.

Leverage was unchanged at 37% from October 31, 2025 to April 30, 2026. The Fund’s NAV was unchanged within 1% in the period with gross gains offset by the Fund’s distribution and leaving leverage similar to prior fiscal year end.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 11

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

International investments were 15.4% of investments at Reporting Period end versus 21.1% at October 31, 2025. The international percentage declined as U.S. convertible performance was better than that of overseas, and the strong global new issuance environment was weighted more heavily toward domestic. Global convertible issuance in calendar 2025 was the highest since 2007, and the pace thus far in early 2026 is above the equivalent months in 2025.

The strongest contributors to Fund performance mostly had a common tie to increased demand due to AI-related investments. Convertibles in optical components supplier Lumentum Holdings, disk-drive maker Western Digital, fuel cell producer Bloom Energy, and synthetic convertibles issued by Goldman Sachs and converting into memory and electronics maker Samsung Electronics, all rose strongly on accelerated buildout of infrastructure by various data center builders ranging from large Internet companies to enterprises to outsourced data center operators to provide AI models for consumers and businesses or operate internal AI processes. Analog semiconductor maker Microchip Technology also had large gains, tangentially related to AI, but also benefiting from a new semiconductor cycle with higher demand from other end markets such as industrials and automotive.

Among detractors, issuances related to digital currencies fell as cryptocurrencies such as bitcoin declined in the Reporting Period on a pullback after inflows earlier in 2025 from new investment structures such as exchange-traded funds (ETFs). This hurt convertible issuances such as Coinbase Global and Bitdeer Technologies. Delays in federal legislation to create a structure around stablecoins also reduced sentiment. Convertibles in cloud storage provider Snowflake fell as software companies generally declined on fears of displacement from AI processes. Snowflake has been affected by the perception that AI usage may result in less need for cloud storage, but we believed many AI processes would also use cloud storage, and the convertibles rebounded after Reporting Period-end. Finally, convertibles issued by the Chinese Internet provider Alibaba fell as the company struggled with lower pricing from competitors in online food delivery and the impact of a sluggish Chinese economy in its online retail businesses.

Sources:

1 Morningstar six month total return as of April 30, 2026

2 FRED – Federal Reserve Bank of St. Louis

3 Bloomberg

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions.

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/ or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 13

MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

Index Definitions

The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.

Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable- rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

ICE BofA U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar-denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the U.S. The index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.

ICE BofA U.S High Yield Index includes U.S. dollar-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.

ICE U.S. Dollar Index is an index that determines the relative value of the U.S. dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: Euro (EUR) 57.6% + Japanese Yen (JPY) 13.6% + Pound Sterling (GBP) 11.9% + Canadian Dollar (CAD) 9.1% + Swedish Krona (SEK) 4.2% + Swiss Franc (CHF) 3.6%.

MSCI World 100% Hedged to USD Index represents a close estimation of the performance that can be achieved by hedging the currency exposures of its parent index, the MSCI World Index, to the U.S. dollar, the “home” currency for the hedged index. The index is 100% hedged to the U.S. dollar by selling each foreign currency forward at the one-month forward weight. The parent index is composed of large and mid-cap stocks designed to measure the equity market performance of 23 Developed Markets (“DM”) countries.

FTSE Global Focus Convertible U.S. Dollar Hedged Index (formerly branded as Refinitiv and before that branded as Thomson Reuters Convertible Global Focus USD Hedged Index) is a market-weighted index with a minimum size for inclusion of $500 million (US), €375 million (Europe), ¥22 billion (Japan), and $275 million

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MANAGEMENT DISCUSSION OF FUND PERFORMANCE (Unaudited) continued	April 30, 2026

(Other) of Convertible Bonds with an Equity Link. Rebrandings in 2023 and 2020 resulted in changes to the name of the benchmark.

S&P 500® Index is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 15

FUND SUMMARY (Unaudited)	April 30, 2026

Fund Statistics
Share Price	$12.50
Net Asset Value	$13.47
Discount to NAV	-7.20%
Net Assets ($000)	$ 594,494

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED APRIL 30, 2026
	Six months
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Advent Convertible and Income Fund
NAV	6.24%	29.62%	15.31%	3.71%	8.66%
Market	1.82%	25.88%	14.94%	4.86%	10.10%
Bloomberg U.S. Aggregate Bond Index	0.54%	4.06%	3.46%	0.18%	1.67%

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. The deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares is not reflected in the total returns. For the most recent month-end performance figures, please visit guggenheiminvestments.com/avk. The investment return and principal value of an investment will fluctuate with changes in market conditions and other factors so that an investor’s shares, when sold, may be worth more or less than their original cost.

The referenced index is an unmanaged index and is not available for direct investment. Index performance does not reflect transaction costs, fees or expenses.

Portfolio Breakdown	% of Net Assets
Convertible Bonds	70.6%
Corporate Bonds	53.5%
Convertible Preferred Stocks	11.3%
Common Stocks	9.3%
Money Market Funds	5.3%
Exchange-Traded Funds	4.5%
Senior Floating Rate Interests	2.1%
Asset-Backed Securities	1.5%
Total Investments	158.1%
Other Assets & Liabilities, net	(58.1%)
Net Assets	100.0%

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FUND SUMMARY (Unaudited) continued	April 30, 2026

Country Diversification
% of Long-Term
Country	Investments
United States	84.6%
China	3.1%
Japan	2.2%
United Kingdom	1.4%
France	1.4%
Taiwan, Province of China	1.1%
Cayman Islands	0.9%
Australia	0.8%
Germany	0.7%
Italy	0.6%
Canada	0.5%
Panama	0.5%
Netherlands	0.4%
Hong Kong	0.3%
South Korea	0.3%
Denmark	0.2%
Luxembourg	0.2%
Singapore	0.2%
Zambia	0.2%
Vietnam	0.1%
Switzerland	0.1%
Norway	0.1%
Mexico	0.1%
Total Long-Term Investments	100.0%

The above summaries are provided for informational purposes only and should not be viewed as recommendations.

Share Price & NAV History

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 17

FUND SUMMARY (Unaudited) continued	April 30, 2026

Distributions to Shareholders & Annualized Distribution Rate

All or a portion of the above distributions may be characterized as a return of capital. As of April 30, 2026, 80% of the distributions were estimated to be characterized as ordinary income and 20% of the distributions were estimated to be characterized as return of capital. For the year ended October 31, 2025, 85% of the distributions were characterized as ordinary income and 15% of the distributions were characterized as a return of capital. The final determination of the tax character of the distributions paid by the Fund in 2026 will be reported to shareholders in January 2027.

18 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited)	April 30, 2026

	Shares	Value
COMMON STOCKS - 9.3%
Consumer, Cyclical - 3.2%
Royal Caribbean Cruises Ltd.(a)	15,000	$ 3,956,400
United Airlines Holdings, Inc.*,(a)	40,000	3,600,000
Cummins, Inc.(a)	5,000	3,355,050
General Motors Co.(a)	40,000	3,075,600
Carnival Corp.(a)	100,000	2,651,000
Copa Holdings S.A. — Class A(a)	19,000	2,197,920
Total Consumer, Cyclical		18,835,970
Communications - 2.3%
Spotify Technology S.A.*,(a)	7,000	3,125,850
Amazon.com, Inc.*,(a)	11,000	2,915,660
Alphabet, Inc. — Class C(a)	7,000	2,673,580
Meta Platforms, Inc. — Class A(a)	4,000	2,447,640
Wayfair, Inc. — Class A*,(a)	35,000	2,237,550
Total Communications		13,400,280
Financial - 2.0%
Morgan Stanley(a)	18,000	3,430,620
JPMorgan Chase & Co.(a)	10,000	3,132,300
Cipher Digital, Inc.*,(a)	150,000	2,661,000
M&T Bank Corp.(a)	12,000	2,623,560
Total Financial		11,847,480
Industrial - 1.4%
Eaton Corp. plc(a)	10,000	4,330,100
General Electric Co.(a)	14,000	4,059,020
Total Industrial		8,389,120
Technology - 0.4%
NVIDIA Corp.(a)	13,000	2,594,410
Total Common Stocks
(Cost $53,215,853)		55,067,260
CONVERTIBLE PREFERRED STOCKS - 11.3%
Technology - 2.7%
Microchip Technology, Inc.
7.50% due 03/15/28(a)	119,157	9,374,081
Oracle Corp.
6.50% due 01/15/29(a)	90,579	4,408,480
Hewlett Packard Enterprise Co.
7.63% due 09/01/27(a)	19,585	1,500,603
Strategy, Inc.
8.00%(a)	14,100	1,103,184
Total Technology		16,386,348
Industrial - 2.4%
Boeing Co.
6.00% due 10/15/27(a)	162,259	11,715,100
Novanta, Inc.
6.50% due 11/01/28(a)	46,416	2,658,708
Total Industrial		14,373,808

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 19

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 11.3% (continued)
Utilities - 2.2%
NextEra Energy, Inc.
7.30% due 06/01/27(a)	100,943	$ 5,959,675
Southern Company
7.13% due 12/15/28(a)	76,755	3,993,562
PG&E Corp.
6.00% due 12/01/27(a)	73,979	3,111,557
Total Utilities		13,064,794
Financial - 1.6%
Bank of America Corp.
7.25%(a)	2,691	3,290,474
Wells Fargo & Co.
7.50%(a)	2,077	2,473,312
KKR & Co., Inc.
6.25% due 03/01/28(a)	43,941	1,950,102
Apollo Global Management, Inc.
6.75% due 07/31/26(a)	24,604	1,617,221
Total Financial		9,331,109
Consumer, Non-cyclical - 1.3%
Bruker Corp.
6.38% due 09/01/28(a)	17,024	4,990,926
Shift4 Payments, Inc.
6.00% due 05/01/28(a)	30,946	1,732,357
BrightSpring Health Services, Inc.
6.75% due 02/01/27(a)	5,060	799,683
Total Consumer, Non-cyclical		7,522,966
Consumer, Cyclical - 1.0%
QXO, Inc.
5.50% due 05/15/28(a)	46,242	2,616,372
Whirlpool Corp.
8.50% due 02/15/29(a)	39,156	1,634,763
VSE Corp.
5.75% due 02/01/29(a)	34,763	1,606,746
Total Consumer, Cyclical		5,857,881
Basic Materials - 0.1%
Albemarle Corp.
7.25% due 03/01/27(a)	12,195	950,478
Total Convertible Preferred Stocks
(Cost $60,334,622)		67,487,384
EXCHANGE-TRADED FUNDS - 4.5%
Advent Convertible Bond ETF(a),(b)	990,000	26,840,286
Total Exchange-Traded Funds
(Cost $25,070,691)		26,840,286

See notes to financial statements.

20 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Shares	Value
MONEY MARKET FUNDS(c) - 5.3%
Morgan Stanley Institutional Liquidity Government Portfolio
— Institutional Shares, 3.57%(a),(d)	31,357,409	$ 31,357,409
Total Money Market Funds
(Cost $31,357,409)		31,357,409
	Face Amount~
CONVERTIBLE BONDS - 70.6%
Technology - 17.6%
CoreWeave, Inc.
1.75% due 10/01/32(a),(e)	6,353,000	7,636,306
1.75% due 12/01/31(a),(e)	2,718,000	3,531,905
Cloudflare, Inc.
due 06/15/30(a),(e),(f)	8,234,000	9,473,185
Western Digital Corp.
3.00% due 11/15/28(a)	756,000	8,690,636
Snowflake, Inc.
due 10/01/29(a),(f)	7,001,000	8,217,774
Super Micro Computer, Inc.
3.50% due 03/01/29(a)	6,937,000	6,046,698
due 06/15/30(a),(e),(f)	2,072,000	1,688,473
Lumentum Holdings, Inc.
0.38% due 03/15/32(a),(e)	1,541,000	7,552,287
Akamai Technologies, Inc.
0.25% due 05/15/33(a),(e)	5,389,000	7,082,493
Datadog, Inc.
due 12/01/29(a),(f)	5,529,000	5,580,143
CyberArk Software Ltd.
due 06/15/30(a),(e),(f)	3,334,000	3,638,061
Strategy, Inc.
2.25% due 06/15/32(a)	2,616,000	3,196,490
Wiwynn Corp.
due 04/01/31(a),(f)	2,500,000	2,976,250
Advantest Corp.
due 03/28/31(a),(f)	JPY 370,000,000	2,800,884
Ultra Clean Holdings, Inc.
due 03/15/31(a),(e),(f)	2,213,000	2,747,550
Nebius Group N.V.
2.75% due 09/15/32(a),(e)	2,113,000	2,681,397
MKS, Inc.
1.25% due 06/01/30(a)	1,320,000	2,599,740
Seagate HDD Cayman
3.50% due 06/01/28(a)	278,000	2,265,213
Cohu, Inc.
1.50% due 01/15/31(a),(e)	1,013,000	1,936,248
Guidewire Software, Inc.
1.25% due 11/01/29(a)	1,931,000	1,903,242
Wistron Corp.
due 10/23/30(a),(f)	2,000,000	1,850,500

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 21

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Technology - 17.6% (continued)
Porch Group, Inc.
9.00% due 05/15/30(a),(e)	1,505,000	$ 1,827,070
Winbond Electronics Corp.
due 03/31/27(a),(f)	1,700,000	1,759,925
AIXTRON SE
due 04/23/31(a),(f)	EUR 900,000	1,308,231
Bizlink Holding, Inc.
due 09/22/30(a),(f)	600,000	1,139,100
DigitalOcean Holdings, Inc.
due 08/15/30(a),(e),(f)	391,000	1,008,389
ON Semiconductor Corp.
due 05/01/27(a),(f)	460,000	887,225
Planet Labs PBC
0.50% due 10/15/30(a),(e)	263,000	851,134
MACOM Technology Solutions Holdings, Inc.
due 12/15/29(a),(f)	437,000	770,650
Fastly, Inc.
due 12/15/30(a),(e),(f)	398,000	745,997
Semtech Corp.
due 10/15/30(a),(e),(f)	359,000	480,791
Total Technology		104,873,987
Financial - 14.6%
Goldman Sachs Finance Corp. International Ltd.
due 01/29/29(a),(f)	2,100,000	2,944,895
due 05/07/30(a),(f)	EUR 1,600,000	2,671,470
due 04/04/28(a),(f)	1,000,000	2,660,000
due 03/07/30(a),(f)	2,500,000	2,510,513
Riot Platforms, Inc.
0.75% due 01/15/30(a)	5,233,000	7,483,452
Coinbase Global, Inc.
due 10/01/32(a),(e),(f)	7,643,000	6,471,710
Citigroup Global Markets Holdings, Inc.
0.80% due 02/05/30(a),(e)	EUR 2,300,000	2,831,038
due 10/10/28(a),(f)	1,400,000	1,490,510
3.75% due 08/06/27(a)	981,000	873,728
Upstart Holdings, Inc.
2.00% due 10/01/29(a)	2,941,000	3,199,220
due 02/15/32(a),(e),(f)	1,887,000	1,429,402
Terawulf, Inc.
due 05/01/32(a),(e),(f)	1,892,000	2,586,932
1.00% due 09/01/31(a),(e)	1,048,000	2,037,836
Ping An Insurance Group Co. of China Ltd.
due 06/11/30(a),(f)	HKD 28,000,000	4,387,426
Digital Realty Trust LP
1.88% due 11/15/29(a),(e)	3,651,000	4,105,549
Barclays Bank plc
1.00% due 02/16/29(a)	3,825,000	3,968,437

See notes to financial statements.

22 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Financial - 14.6% (continued)
Morgan Stanley Finance LLC
due 03/21/28(a),(f)	1,000,000	$ 1,731,500
due 02/02/29(f)	1,100,000	1,212,750
due 02/19/30(a),(f)	1,000,000	987,500
Cleanspark, Inc.
due 06/15/30(a),(f)	2,941,000	3,524,788
Compass, Inc.
0.25% due 04/15/31(a),(e)	3,829,000	3,371,434
Core Scientific, Inc.
due 06/15/31(a),(e),(f)	2,632,000	3,273,550
Cipher Mining, Inc.
due 10/01/31(a),(e),(f)	2,148,000	2,985,720
Bitdeer Technologies Group
5.00% due 03/01/32(a),(e)	1,557,000	2,172,171
Welltower OP LLC
3.13% due 07/15/29(a),(e)	1,175,000	2,036,275
SBI Holdings, Inc.
due 07/25/31(a),(f)	JPY 190,000,000	1,792,181
Euronext N.V.
1.50% due 05/30/32(a)	EUR 1,400,000	1,663,999
Huatai Securities Co. Ltd.
due 02/08/27(a),(f)	HKD 13,000,000	1,647,870
Barclays plc
due 01/20/31(a),(e),(f)	EUR 1,000,000	1,632,272
IREN Ltd.
0.25% due 06/01/32(a),(e)	1,185,000	1,306,759
SoFi Technologies, Inc.
1.25% due 03/15/29(a),(e)	704,000	1,300,464
China Pacific Insurance Group Co. Ltd.
due 09/18/30(a),(f)	HKD 9,000,000	1,202,298
Galaxy Digital Holdings LP
2.50% due 12/01/29(a),(e)	752,000	1,080,624
PennyMac Corp.
8.50% due 06/01/29(a)	880,000	922,768
Vingroup JSC
5.50% due 04/16/31(a)	800,000	802,000
Ventas Realty LP
3.75% due 06/01/26(a)	333,000	535,531
Total Financial		86,834,572
Consumer, Non-cyclical - 10.3%
Affirm Holdings, Inc.
0.75% due 12/15/29(a)	7,622,000	8,060,265
Bridgebio Pharma, Inc.
0.75% due 02/01/33(a),(e)	4,932,000	4,906,847
1.75% due 03/01/31(a)	1,269,000	2,096,274
Halozyme Therapeutics, Inc.
0.88% due 11/15/32(a),(e)	2,414,000	2,382,618

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 23

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Consumer, Non-cyclical - 10.3% (continued)
1.00% due 08/15/28(a)	1,321,000	$ 1,683,614
Jazz Investments I Ltd.
3.13% due 09/15/30(a)	2,439,000	3,649,963
Ionis Pharmaceuticals, Inc.
due 12/01/30(a),(e),(f)	1,895,000	1,969,616
1.75% due 06/15/28(a)	825,000	1,227,187
IRhythm Holdings, Inc.
1.50% due 09/01/29(a)	2,258,000	2,600,087
QIAGEN N.V.
2.50% due 09/10/31(a)	1,600,000	1,572,398
2.00% due 09/04/32(a)	1,000,000	964,347
Zoetis, Inc.
0.25% due 06/15/29(a),(e)	2,558,000	2,534,978
Tempus AI, Inc.
0.75% due 07/15/30(a),(e)	2,341,000	2,450,442
Arrowhead Pharmaceuticals, Inc.
due 01/15/32(a),(f)	2,128,000	2,426,771
Revolution Medicines, Inc.
0.50% due 05/01/33(a)	2,099,000	2,342,970
Lantheus Holdings, Inc.
2.63% due 12/15/27(a)	1,745,000	2,226,184
Guardant Health, Inc.
due 05/15/33(a),(e),(f)	2,101,000	2,204,737
Indivior Pharmaceuticals, Inc.
0.63% due 03/15/31(a),(e)	1,584,000	1,804,018
Tandem Diabetes Care, Inc.
due 03/15/32(a),(e),(f)	1,555,000	1,368,400
Elis S.A.
2.25% due 09/22/29(a)	EUR 700,000	1,333,771
KalVista Pharmaceuticals, Inc.
3.25% due 10/01/31(a),(e)	631,000	1,086,645
Alphatec Holdings, Inc.
0.75% due 03/15/30(a)	1,030,000	1,025,262
Cytokinetics, Inc.
1.75% due 10/01/31(a),(e)	776,000	992,310
Repligen Corp.
1.00% due 12/15/28(a)	925,000	915,750
Travere Therapeutics, Inc.
2.25% due 03/01/29(a)	598,000	904,146
Cogent Biosciences, Inc.
1.63% due 11/15/31(a)	758,000	898,988
XtalPi Holdings Ltd.
due 01/26/27(a),(f)	HKD 7,000,000	895,357
Hansoh Pharmaceutical Group Co. Ltd.
due 02/03/33(a),(f)	HKD 7,000,000	865,869
Mirum Pharmaceuticals, Inc.
4.00% due 05/01/29(a)	269,000	848,157

See notes to financial statements.

24 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Consumer, Non-cyclical - 10.3% (continued)
Herbalife Ltd.
4.25% due 06/15/28(a)	653,000	$ 835,644
Sarepta Therapeutics, Inc.
4.88% due 09/01/30(a),(e)	861,000	742,339
CRISPR Therapeutics AG
1.73% due 03/01/31(a),(e)	697,000	728,504
Stride, Inc.
1.13% due 09/01/27(a)	324,000	612,036
Total Consumer, Non-cyclical		61,156,494
Industrial - 8.4%
Bloom Energy Corp.
due 11/15/30(a),(e),(f)	3,511,000	6,120,375
Mirion Technologies, Inc.
0.25% due 06/01/30(a),(e)	3,264,000	3,697,296
AeroVironment, Inc.
due 07/15/30(a),(f)	3,626,000	3,687,642
Schneider Electric SE
1.97% due 11/27/30(a)	EUR 2,300,000	3,686,491
Tetra Tech, Inc.
2.25% due 08/15/28(a)	2,521,000	2,761,377
Exail Technologies S.A.
4.00% due 04/01/75(a),(g)	EUR 1,500,000	2,404,212
Zoomlion Heavy Industry Science and Technology Co. Ltd.
0.70% due 02/05/31(a)	CNY 16,000,000	2,368,647
Legrand S.A.
1.50% due 06/23/33(a)	EUR 1,600,000	2,184,060
BWX Technologies, Inc.
due 11/01/30(a),(e),(f)	1,981,000	2,147,404
SPIE S.A.
2.00% due 01/17/28(a)	EUR 1,100,000	1,957,385
MTU Aero Engines AG
due 07/15/33(a),(f)	EUR 1,800,000	1,922,010
INFRONEER Holdings, Inc.
due 03/30/29(a),(f)	JPY 220,000,000	1,870,713
Vinci S.A.
0.70% due 02/18/30(a)	EUR 1,400,000	1,782,051
Taiyo Yuden Co. Ltd.
due 10/18/30(a),(f)	JPY 170,000,000	1,660,620
Hon Hai Precision Industry Co. Ltd.
due 08/05/26(a),(f)	1,100,000	1,534,500
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.
due 05/04/31(f)	1,100,000	1,523,500
WT Microelectronics Co. Ltd.
due 11/24/27(a),(f)	1,200,000	1,406,100
Itron, Inc.
due 03/15/32(a),(e),(f)	1,365,000	1,284,124

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 25

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Industrial - 8.4% (continued)
CTF Services Ltd.
0.75% due 10/03/28(a)	HKD 10,000,000	$ 1,238,551
Salini S.p.A.
4.00% due 05/30/28(a)	EUR 900,000	1,202,631
Enovix Corp.
4.75% due 09/15/30(a),(e)	1,206,000	1,099,721
Bolt Innovation Ltd.
due 02/05/33(a),(f)	HKD 9,000,000	1,089,421
Fluor Corp.
1.13% due 08/15/29(a)	700,000	940,625
Rocket Lab USA, Inc.
4.25% due 02/01/29(a),(e)	34,000	546,516
Total Industrial		50,115,972
Communications - 5.9%
AST SpaceMobile, Inc.
2.38% due 10/15/32(a),(e)	1,900,000	2,644,325
2.00% due 01/15/36(a),(e)	1,756,000	1,790,681
2.25% due 04/15/36(a),(e)	1,810,000	1,690,540
Alibaba Group Holding Ltd.
due 09/15/32(a),(f)	5,257,000	5,254,372
0.50% due 06/01/31(a)	598,000	864,260
DoorDash, Inc.
due 05/15/30(a),(e),(f)	6,043,000	5,777,108
Uber Technologies, Inc.
0.88% due 12/01/28(a)	4,433,000	5,427,100
BlackSky Technology, Inc.
8.25% due 08/01/33(a),(e)	3,370,000	4,826,851
Trip.com Group Ltd.
0.75% due 06/15/29(a)	2,942,000	3,171,259
Grab Holdings Ltd.
due 06/15/30(a),(f)	1,834,000	1,796,165
Wayfair, Inc.
3.25% due 09/15/27(a)	861,000	1,062,043
3.50% due 11/15/28(a)	343,000	529,729
Total Communications		34,834,433
Consumer, Cyclical - 5.5%
GameStop Corp.
due 06/15/32(a),(e),(f)	4,304,000	4,669,840
Live Nation Entertainment, Inc.
2.88% due 01/15/30(a)	2,156,000	2,406,096
3.13% due 01/15/29(a)	1,389,000	2,180,174
NCL Corp. Ltd.
0.88% due 04/15/30(a)	3,117,000	3,284,539
Accor S.A.
0.70% due 12/07/27(a)	EUR 2,467,642	3,206,010
TUI AG
1.95% due 07/26/31(a)	EUR 2,400,000	2,993,096

See notes to financial statements.

26 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Consumer, Cyclical - 5.5% (continued)
Lucid Group, Inc.
5.00% due 04/01/30(a),(e)	5,201,000	$ 2,556,291
Rivian Automotive, Inc.
3.63% due 10/15/30(a)	1,388,000	1,439,495
4.63% due 03/15/29(a)	770,000	882,131
Daiwa House Industry Co. Ltd.
due 03/29/30(a),(f)	JPY 230,000,000	1,506,254
International Consolidated Airlines Group S.A.
1.13% due 05/18/28(a)	EUR 800,000	1,262,202
Flight Centre Travel Group Ltd.
2.50% due 09/03/32(a)	AUD 1,900,000	1,244,772
Nissan Motor Co. Ltd.
1.00% due 07/15/31(a)	JPY 170,000,000	1,243,499
Chow Tai Fook Jewellery Group Ltd.
0.38% due 06/30/30(a)	HKD 10,000,000	1,234,083
ANA Holdings, Inc.
due 12/10/31(a),(f)	JPY 130,000,000	885,581
JetBlue Airways Corp.
2.50% due 09/01/29(a)	834,000	830,873
Freshpet, Inc.
3.00% due 04/01/28(a)	647,000	796,004
Total Consumer, Cyclical		32,620,940
Basic Materials - 2.9%
Nippon Steel Corp.
due 02/14/29(a),(f)	JPY 630,000,000	4,095,673
Centrus Energy Corp.
due 08/15/32(a),(e),(f)	1,551,000	1,853,445
Jinkai Investment Holdings Ltd.
due 02/05/31(a),(f)	1,900,000	1,782,200
Gold Pole Capital Co. Ltd.
1.00% due 06/25/29(a)	900,000	1,695,600
China Hongqiao Group Ltd.
due 05/03/27(f)	CNY 11,000,000	1,610,486
MP Materials Corp.
3.00% due 03/01/30(a),(e)	502,000	1,586,069
Tianqi Lithium Corp.
due 02/09/27(a),(f)	CNY 8,000,000	1,457,140
LG Chem Ltd.
1.75% due 06/16/28(a)	900,000	1,215,000
MMG Ltd.
due 10/08/30(a),(f)	1,000,000	1,211,750
i-80 Gold Corp.
3.75% due 04/15/31(a),(e)	673,000	756,789
Total Basic Materials		17,264,152
Energy - 2.8%
Solaris Energy Infrastructure, Inc.
0.25% due 10/01/31(a)	2,890,000	4,428,925

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 27

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CONVERTIBLE BONDS - 70.6% (continued)
Energy - 2.8% (continued)
Array Technologies, Inc.
2.88% due 07/01/31(a),(e)	2,346,000	$ 3,049,800
Sunrun, Inc.
4.00% due 03/01/30(a)	1,919,000	2,221,243
XPLR Infrastructure LP
2.50% due 06/15/26(a),(e)	2,076,000	2,070,810
Northern Oil & Gas, Inc.
3.63% due 04/15/29(a)	1,881,000	2,001,384
Saipem S.p.A.
2.88% due 09/11/29(a)	EUR 400,000	1,262,520
RAG-Stiftung
1.88% due 11/16/29(a)	EUR 600,000	780,195
T1 Energy, Inc.
4.00% due 04/15/31(a)	602,000	629,466
Borr Drilling Ltd.
3.50% due 05/01/33(a),(e)	475,000	515,375
Total Energy		16,959,718
Utilities - 2.6%
PPL Capital Funding, Inc.
2.88% due 03/15/28(a)	4,062,000	4,684,502
CMS Energy Corp.
3.38% due 05/01/28(a)	3,761,000	4,217,021
FirstEnergy Corp.
3.88% due 01/15/31(a),(e)	2,332,000	2,594,350
Ormat Technologies, Inc.
1.50% due 03/15/31(a),(e)	1,564,000	1,661,046
Hokkaido Electric Power Co., Inc.
due 03/03/31(a),(f)	JPY 210,000,000	1,385,326
UGI Corp.
5.00% due 06/01/28(a)	556,000	774,925
Total Utilities		15,317,170
Total Convertible Bonds
(Cost $373,862,055)		419,977,438
CORPORATE BONDS - 53.5%
Consumer, Non-cyclical - 12.8%
Post Holdings, Inc.
4.63% due 04/15/30(a),(e)	2,422,000	2,354,630
6.38% due 03/01/33(a),(e)	1,418,000	1,418,363
6.25% due 10/15/34(a),(e)	355,000	350,764
Prime Healthcare Services, Inc.
9.38% due 09/01/29(a),(e)	3,056,000	3,171,148
Land O'Lakes Capital Trust I
7.45% due 03/15/28(a),(e)	2,996,000	3,082,426
1261229 BC Ltd.
10.00% due 04/15/32(a),(e)	2,948,000	3,046,590
Pediatrix Medical Group, Inc.
5.38% due 02/15/30(a),(e)	3,053,000	3,037,515

See notes to financial statements.

28 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Consumer, Non-cyclical - 12.8% (continued)
Kedrion S.p.A.
6.50% due 09/01/29(a),(e)	3,047,000	$ 2,986,017
Albertsons Companies, Inc. / Safeway, Inc. / New
Albertsons, LP / Albertsons LLC
5.50% due 03/31/31(a),(e)	1,921,000	1,912,730
5.75% due 03/31/34(a),(e)	941,000	917,256
Charles River Laboratories International, Inc.
3.75% due 03/15/29(a),(e)	2,795,000	2,674,460
Service Corp. International
3.38% due 08/15/30(a)	2,693,000	2,506,417
Viking Baked Goods Acquisition Corp.
8.63% due 11/01/31(a),(e)	2,417,000	2,473,838
DaVita, Inc.
4.63% due 06/01/30(a),(e)	2,508,000	2,429,005
Deluxe Corp.
8.13% due 09/15/29(a),(e)	2,272,000	2,372,152
Insulet Corp.
6.50% due 04/01/33(a),(e)	2,308,000	2,357,502
Primo Water Holdings, Inc. / Triton Water Holdings, Inc.
4.38% due 04/30/29(a),(e)	2,322,000	2,267,504
Genmab A/S
6.25% due 12/15/32(a),(e)	2,147,000	2,204,593
Veritiv Operating Co.
10.50% due 11/30/30(a),(e)	2,033,000	2,144,865
HLF Financing SARL LLC / Herbalife International, Inc.
7.75% due 05/01/33(a),(e)	2,062,000	2,107,335
Brink’s Co.
6.75% due 06/15/32(a),(e)	1,997,000	2,050,298
LifePoint Health, Inc.
7.00% due 05/01/34(a),(e)	2,062,000	2,012,846
AdaptHealth LLC
5.13% due 03/01/30(a),(e)	2,049,000	1,993,884
TriNet Group, Inc.
3.50% due 03/01/29(a),(e)	2,112,000	1,964,688
CHS/Community Health Systems, Inc.
5.25% due 05/15/30(a),(e)	2,036,000	1,923,523
Graham Holdings Co.
5.63% due 12/01/33(a),(e)	1,886,000	1,871,489
GEO Group, Inc.
8.63% due 04/15/29(a)	1,711,000	1,781,137
Industrial F&B Investments III, Inc.
7.75% due 02/11/33(a),(e)	1,692,000	1,711,181
Chobani LLC / Chobani Finance Corp., Inc.
6.38% due 04/15/34(a),(e)	1,547,000	1,579,411
Central Garden & Pet Co.
4.13% due 04/30/31(a),(e)	1,675,000	1,572,271

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 29

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Consumer, Non-cyclical - 12.8% (continued)
Coty Inc /HFC Prestige Products, Inc./HFC Prestige
International US LLC
4.75% due 01/15/29(a),(e)	1,469,000	$ 1,423,821
Prestige Brands, Inc.
3.75% due 04/01/31(a),(e)	1,526,000	1,410,391
United Rentals North America, Inc.
3.75% due 01/15/32(a)	1,414,000	1,313,840
RR Donnelley & Sons Co.
9.50% due 08/01/29(a),(e)	1,228,000	1,268,536
TEAM Services Holding, Inc.
9.00% due 02/15/33(a),(e)	1,183,000	1,184,254
Surgery Center Holdings, Inc.
7.25% due 04/15/32(a),(e)	1,180,000	1,178,325
Organon & Co / Organon Foreign Debt Co.-Issuer B.V.
6.75% due 05/15/34(a),(e)	1,031,000	1,088,316
Global Medical Response, Inc.
7.38% due 10/01/32(a),(e)	935,000	975,214
Tenet Healthcare Corp.
5.50% due 11/15/32(a),(e)	942,000	940,078
BioMarin Pharmaceutical, Inc.
5.50% due 02/15/34(a),(e)	945,000	938,823
Total Consumer, Non-cyclical		75,997,436
Communications - 12.1%
Nexstar Media, Inc.
4.75% due 11/01/28(a),(e)	2,878,000	2,837,293
7.25% due 04/15/34(a),(e)	1,527,000	1,537,851
6.50% due 09/15/33(a),(e)	1,018,000	1,026,491
Sirius XM Radio LLC
4.13% due 07/01/30(a),(e)	2,772,000	2,580,841
4.00% due 07/15/28(a),(e)	1,879,000	1,825,744
CCO Holdings LLC / CCO Holdings Capital Corp.
4.75% due 03/01/30(a),(e)	4,142,000	3,928,457
Viasat, Inc.
7.50% due 05/30/31(a),(e)	2,097,000	2,104,239
5.63% due 04/15/27(a),(e)	1,480,000	1,477,491
Rakuten Group, Inc.
9.75% due 04/15/29(a),(e)	3,212,000	3,526,491
Gray Media, Inc.
10.50% due 07/15/29(a),(e)	1,318,000	1,399,899
9.63% due 07/15/32(a),(e)	980,000	997,032
7.25% due 08/15/33(a),(e)	940,000	957,637
Neptune Bidco US, Inc.
9.29% due 04/15/29(a),(e)	1,684,000	1,704,527
10.38% due 05/15/31(a),(e)	942,000	972,814
9.50% due 02/15/33(a),(e)	472,000	472,965
Match Group Holdings II LLC
4.13% due 08/01/30(a),(e)	3,119,000	2,931,209

See notes to financial statements.

30 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Communications - 12.1% (continued)
DISH Network Corp.
11.75% due 11/15/27(a),(e)	2,814,000	$ 2,906,848
Directv Financing LLC / Directv Financing Company-Obligor,
Inc.
5.88% due 08/15/27(a),(e)	2,901,000	2,904,966
Ciena Corp.
4.00% due 01/31/30(a),(e)	2,736,000	2,622,914
McGraw-Hill Education, Inc.
7.38% due 09/01/31(a),(e)	2,171,000	2,244,543
Versant Media Group, Inc.
7.25% due 01/30/31(a),(e)	2,050,000	2,129,447
Connect Finco SARL / Connect US Finco LLC
9.00% due 09/15/29(a),(e)	1,934,000	2,042,182
Stagwell Global LLC
5.63% due 08/15/29(a),(e)	2,076,000	1,976,123
Level 3 Financing, Inc.
6.88% due 06/30/33(a),(e)	943,000	973,918
7.00% due 03/31/34(a),(e)	469,000	486,762
3.75% due 07/15/29(a),(e)	469,000	441,859
Directv Financing LLC
8.88% due 02/01/30(a),(e)	1,858,000	1,890,281
Vmed O2 UK Financing I plc
7.75% due 04/15/32(a),(e)	1,035,000	1,007,484
6.75% due 01/15/33(a),(e)	940,000	860,168
Sable International Finance Ltd.
7.13% due 10/15/32(a),(e)	1,741,000	1,738,271
Getty Images, Inc.
10.50% due 11/15/30(a),(e)	1,410,000	1,251,124
11.25% due 02/21/30(a),(e)	472,000	422,001
Gen Digital, Inc.
6.75% due 09/30/27(a),(e)	1,627,000	1,634,849
Meridian Arc Holdco LLC
6.25% due 04/30/31(a),(e)	1,547,000	1,547,367
PR RNO Property Owner 1 LLC
6.50% due 05/01/31(e)	1,552,000	1,539,194
APLD ComputeCo 2 LLC
6.75% due 03/15/31(a),(e)	1,408,000	1,394,899
Scripps Escrow II, Inc.
3.88% due 01/15/29(a),(e)	1,419,000	1,345,549
Charter Communications Operating LLC / Charter
Communications Operating Capital
3.50% due 06/01/41(a)	1,932,000	1,341,301
Paramount Global
4.38% due 03/15/43(a)	773,000	493,309
4.20% due 05/19/32(a)	516,000	451,093
5.85% due 09/01/43(a)	516,000	379,100

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 31

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Communications - 12.1% (continued)
EchoStar Corp.
10.75% due 11/30/29(a)	1,174,000	$ 1,275,413
Cipher Compute LLC
7.13% due 11/15/30(a),(e)	1,179,000	1,223,518
Flash Compute LLC
7.25% due 12/31/30(a),(e)	947,000	967,190
SV RNO Property Owner 1 LLC
5.88% due 03/01/31(a),(e)	775,000	760,894
Edged Compute LLC
7.50% due 04/30/31(a),(e)	516,000	506,219
EW Scripps Co.
9.88% due 08/15/30(a),(e)	473,000	474,697
C&W Senior Finance Ltd.
9.00% due 01/15/33(a),(e)	462,000	473,867
Total Communications		71,988,331
Financial - 6.6%
Iron Mountain, Inc.
4.50% due 02/15/31(a),(e)	3,095,000	2,975,890
4.88% due 09/15/29(a),(e)	942,000	929,506
Acrisure LLC / Acrisure Finance, Inc.
7.50% due 11/06/30(a),(e)	2,803,000	2,848,335
8.50% due 06/15/29(a),(e)	710,000	710,942
6.75% due 07/01/32(a),(e)	117,000	115,350
HUB International Ltd.
7.25% due 06/15/30(a),(e)	2,202,000	2,279,138
7.38% due 01/31/32(a),(e)	728,000	746,197
Enova International, Inc.
11.25% due 12/15/28(a),(e)	2,795,000	2,953,074
Jane Street Group / JSG Finance, Inc.
7.13% due 04/30/31(a),(e)	2,332,000	2,419,172
6.75% due 05/01/33(a),(e)	465,000	477,951
SBA Communications Corp.
3.88% due 02/15/27(a)	1,416,000	1,408,028
3.13% due 02/01/29(a)	1,409,000	1,357,469
OneMain Finance Corp.
6.63% due 01/15/28(a)	1,533,000	1,555,587
6.63% due 05/15/29(a)	1,018,000	1,036,818
Stonex Escrow Issuer LLC
6.88% due 07/15/32(a),(e)	2,341,000	2,421,893
Osaic Holdings, Inc.
8.00% due 08/01/33(a),(e)	2,110,000	2,153,025
6.75% due 08/01/32(a),(e)	234,000	237,793
Freedom Mortgage Corp.
12.25% due 10/01/30(a),(e)	1,994,000	2,165,065
Planet Financial Group LLC
10.50% due 12/15/29(a),(e)	2,101,000	2,043,472

See notes to financial statements.

32 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Financial - 6.6% (continued)
Burford Capital Global Finance LLC
7.50% due 07/15/33(a),(e)	1,164,000	$ 957,739
6.88% due 04/15/30(a),(e)	924,000	858,216
8.50% due 01/15/34(a),(e)	262,000	221,657
Armor Holdco, Inc.
8.50% due 11/15/29(a),(e)	1,976,000	1,962,237
PRA Group, Inc.
5.00% due 10/01/29(a),(e)	1,870,000	1,776,442
Asurion LLC and Asurion Company-Issuer, Inc.
8.38% due 02/01/34(a),(e)	945,000	933,105
8.00% due 12/31/32(a),(e)	472,000	493,334
Freedom Mortgage Holdings LLC
6.88% due 05/01/31(a),(e)	1,417,000	1,367,810
Total Financial		39,405,245
Energy - 6.1%
Venture Global Plaquemines LNG LLC
6.50% due 01/15/34(a),(e)	3,357,000	3,521,127
6.13% due 12/15/30(a),(e)	472,000	486,983
Sunoco, LP
4.63% due 05/01/30(a),(e)	2,460,000	2,393,664
5.88% due 03/15/34(a),(e)	947,000	944,084
Alliance Resource Operating Partners, LP / Alliance
Resource Finance Corp.
8.63% due 06/15/29(a),(e)	2,895,000	3,028,752
Tallgrass Energy Partners, LP / Tallgrass Energy Finance
Corp.
7.38% due 02/15/29(a),(e)	2,751,000	2,835,571
SM Energy Co.
8.75% due 07/01/31(a),(e)	2,134,000	2,239,492
6.63% due 04/15/34(a),(e)	473,000	479,743
Venture Global LNG, Inc.
8.38% due 06/01/31(a),(e)	2,530,000	2,639,053
CNX Resources Corp.
7.38% due 01/15/31(a),(e)	2,363,000	2,439,254
Howard Midstream Energy Partners LLC
7.38% due 07/15/32(a),(e)	2,073,000	2,166,996
6.63% due 01/15/34(a),(e)	234,000	238,173
HilCorp. Energy I, LP / HilCorp. Finance Co.
6.25% due 04/15/32(a),(e)	2,365,000	2,351,008
Calumet Specialty Products Partners, LP / Calumet Finance
Corp.
9.75% due 07/15/28(a),(e)	1,618,000	1,667,454
9.75% due 02/15/31(a),(e)	509,000	539,737
Harvest Midstream I LP
7.50% due 09/01/28(a),(e)	2,120,000	2,135,495
Genesis Energy, LP / Genesis Energy Finance Corp.
7.88% due 05/15/32(a)	1,951,000	2,046,419

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 33

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Energy - 6.1% (continued)
Kodiak Gas Services LLC
6.75% due 10/01/35(a),(e)	1,405,000	$ 1,460,182
6.50% due 10/01/33(a),(e)	469,000	479,992
Vermilion Energy, Inc.
6.88% due 05/01/30(a),(e)	1,915,000	1,935,139
Total Energy		36,028,318
Industrial - 5.2%
FTAI Aviation Investors LLC
5.50% due 05/01/28(a),(e)	1,861,000	1,861,349
7.00% due 06/15/32(a),(e)	1,511,000	1,560,904
GFL Environmental Holdings US, Inc.
5.50% due 02/01/34(a),(e)	2,909,000	2,865,158
Beacon Mobility Corp.
7.25% due 08/01/30(a),(e)	2,576,000	2,684,249
TransDigm, Inc.
6.38% due 05/31/33(a),(e)	1,547,000	1,560,032
6.75% due 01/31/34(a),(e)	469,000	482,139
6.13% due 07/31/34(a),(e)	473,000	474,111
Standard Building Solutions, Inc.
5.88% due 03/15/34(a),(e)	2,361,000	2,304,211
Maxam Prill SARL
7.75% due 07/15/30(a),(e)	2,083,000	2,161,848
Griffon Corp.
5.75% due 03/01/28(a)	2,062,000	2,058,369
Mauser Packaging Solutions Holding Co.
7.88% due 04/15/30(a),(e)	1,200,000	1,214,250
9.25% due 04/15/30(a),(e)	836,000	797,332
Axon Enterprise, Inc.
6.25% due 03/15/33(a),(e)	928,000	952,843
6.13% due 03/15/30(a),(e)	928,000	951,215
Quikrete Holdings, Inc.
6.38% due 03/01/32(a),(e)	1,853,000	1,883,404
Sword Purchaser LLC
8.25% due 04/15/33(a),(e)	1,031,000	1,055,747
10.50% due 04/15/34(a),(e)	773,000	787,092
GFL Environmental, Inc.
4.00% due 08/01/28(a),(e)	1,754,000	1,715,371
Energizer Holdings, Inc.
4.38% due 03/31/29(a),(e)	1,398,000	1,345,766
Rand Parent LLC
8.50% due 02/15/30(a),(e)	1,147,000	1,194,639
GB AIT Buyer, Inc.
8.75% due 04/30/34(a),(e)	1,032,000	1,039,397
Total Industrial		30,949,426
Consumer, Cyclical - 4.3%
Discovery Global Holdings, Inc.
4.05% due 03/15/29(a)	1,874,000	1,824,957

See notes to financial statements.

34 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Consumer, Cyclical - 4.3% (continued)
4.28% due 03/15/32(a)	1,031,000	$ 935,096
5.05% due 03/15/42(a)	1,289,000	922,963
Penn Entertainment, Inc.
5.63% due 01/15/27(a),(e)	1,891,000	1,891,585
6.75% due 04/01/31(a),(e)	1,277,000	1,267,174
SeaWorld Parks & Entertainment, Inc.
5.25% due 08/15/29(a),(e)	2,634,000	2,548,137
Brightstar Lottery plc/ Brightstar Global Solutions Corp.
5.75% due 01/15/33(a),(e)	2,242,000	2,199,726
Phinia, Inc.
6.75% due 04/15/29(a),(e)	2,009,000	2,058,805
Champ Acquisition Corp.
8.38% due 12/01/31(a),(e)	1,891,000	1,996,856
Kontoor Brands, Inc.
4.13% due 11/15/29(a),(e)	1,966,000	1,879,898
Ferrellgas, LP / Ferrellgas Finance Corp.
5.88% due 04/01/29(a),(e)	1,276,000	1,246,272
9.25% due 01/15/31(a),(e)	472,000	495,708
Michaels Companies, Inc.
8.50% due 03/15/33(a),(e)	1,254,000	1,239,359
11.00% due 03/15/34(a),(e)	473,000	457,007
Bath & Body Works, Inc.
6.75% due 07/01/36(a)	1,547,000	1,506,071
Six Flags Entertainment Corp. / Canada's Wonderland Co. /
Magnum Management Corp.
5.25% due 07/15/29(a)	709,000	682,501
6.50% due 10/01/28(a)	471,000	472,616
Six Flags Entertainment Corp. / Canada's Wonderland Co. /
Millennium Operations LLC
8.63% due 01/15/32(a),(e)	1,044,000	1,061,974
Staples, Inc.
10.75% due 09/01/29(a),(e)	1,024,000	979,563
Total Consumer, Cyclical		25,666,268
Technology - 2.7%
CACI International, Inc.
6.38% due 06/15/33(a),(e)	2,402,000	2,458,935
Playtika Holding Corp.
4.25% due 03/15/29(a),(e)	2,437,000	2,101,193
Open Text Corp.
3.88% due 12/01/29(a),(e)	2,134,000	1,925,099
Diebold Nixdorf, Inc.
7.75% due 03/31/30(a),(e)	1,590,000	1,674,215
Cloud Software Group, Inc.
6.50% due 03/31/29(a),(e)	1,635,000	1,593,244
CoreWeave, Inc.
9.75% due 10/01/31(a),(e)	1,547,000	1,557,165

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 35

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
CORPORATE BONDS - 53.5% (continued)
Technology - 2.7% (continued)
Crane NXT Co.
4.20% due 03/15/48(a)	1,949,000	$ 1,274,042
ASGN, Inc.
4.63% due 05/15/28(a),(e)	1,338,000	1,251,899
McAfee Corp.
7.38% due 02/15/30(a),(e)	1,493,000	1,211,307
Unisys Corp.
10.63% due 01/15/31(a),(e)	920,000	800,639
Total Technology		15,847,738
Basic Materials - 1.9%
Mineral Resources Ltd.
9.25% due 10/01/28(a),(e)	1,375,000	1,428,337
7.00% due 04/01/31(a),(e)	939,000	975,497
Fortescue Treasury Pty Ltd.
5.88% due 04/15/30(a),(e)	2,330,000	2,379,490
Ingevity Corp.
3.88% due 11/01/28(a),(e)	2,073,000	2,003,561
First Quantum Minerals Ltd.
7.25% due 02/15/34(a),(e)	1,521,000	1,564,905
Cleveland-Cliffs, Inc.
7.50% due 09/15/31(a),(e)	1,380,000	1,410,156
Solstice Advanced Materials, Inc.
5.63% due 09/30/33(a),(e)	1,291,000	1,284,678
Total Basic Materials		11,046,624
Utilities - 1.8%
NRG Energy, Inc.
5.75% due 01/15/34(a),(e)	2,352,000	2,335,989
3.63% due 02/15/31(a),(e)	1,680,000	1,561,378
6.13% due 05/15/36(a),(e)	1,031,000	1,027,553
VoltaGrid LLC
7.38% due 11/01/30(a),(e)	2,612,000	2,712,267
Talen Energy Supply LLC
6.13% due 05/01/31(a),(e)	1,289,000	1,291,827
6.25% due 02/01/34(a),(e)	941,000	934,551
Vistra Operations Co. LLC
7.75% due 10/15/31(a),(e)	945,000	991,489
Total Utilities		10,855,054
Total Corporate Bonds
(Cost $313,303,007)		317,784,440
SENIOR FLOATING RATE INTERESTS - 2.1%
Consumer, Non-cyclical - 0.5%
Hopper Merger Sub, Inc.
5.90% (1 Month Term SOFR + 2.25%) due 01/14/33◊	2,139,000	2,126,979
BioMarin Pharmaceutical, Inc.
5.40% (1 Month Term SOFR + 1.75%) due 04/27/33◊	954,000	956,537
Total Consumer, Non-cyclical		3,083,516

See notes to financial statements.

36 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS - 2.1% (continued)
Consumer, Cyclical - 0.5%
American Greetings Corp.
9.40% (1 Month Term SOFR + 5.75%) due 10/30/29◊	1,648,081	$ 1,641,900
Michaels Companies, Inc.
8.66% (3 Month Term SOFR + 5.00%) due 03/07/33◊	1,192,000	1,178,340
Total Consumer, Cyclical		2,820,240
Industrial - 0.3%
TransDigm, Inc.
5.91% (3 Month Term SOFR + 2.25%) due 03/22/30◊	1,505,535	1,507,538
GB AIT Buyer, Inc.
7.90% (1 Month Term SOFR + 4.25%) due 04/29/33◊	516,000	516,428
Total Industrial		2,023,966
Technology - 0.3%
Boxer Parent Co., Inc.
6.66% (3 Month Term SOFR + 3.00%) due 07/30/31◊	1,943,218	1,795,048
Energy - 0.3%
Venture Global Calcasieu Pass LLC
6.90% (1 Month Term SOFR + 3.25%) due 04/11/33◊	1,547,000	1,550,620
Financial - 0.2%
Asurion LLC
7.90% (1 Month Term SOFR + 4.25%) due 09/19/30◊	1,183,208	1,183,208
Total Senior Floating Rate Interests
(Cost $12,548,359)		12,456,598
ASSET-BACKED SECURITIES - 1.5%
Collateralized Loan Obligations - 1.5%
Dryden 49 Senior Loan Fund
2017-49A, 7.34% (3 Month Term SOFR + 3.66%, Rate
Floor: 3.40%) due 07/18/30◊,(a),(e)	4,000,000	4,015,224
OZLM XXIV Ltd.
2019-24A, 7.34% (3 Month Term SOFR + 3.66%, Rate
Floor: 3.66%) due 07/20/32◊,(a),(e)	2,500,000	2,509,453
Sound Point CLO XXVII Ltd.
2020-2A, 7.28% (3 Month Term SOFR + 3.61%, Rate
Floor: 3.35%) due 10/25/34◊,(a),(e)	2,500,000	2,420,897
Total Collateralized Loan Obligations		8,945,574
Total Asset-Backed Securities
(Cost $8,586,589)		8,945,574
Total Investments - 158.1%
(Cost $878,278,585)		$ 939,916,389
Other Assets & Liabilities, net - (58.1)%		(345,422,278)
Total Net Assets - 100.0%		$ 594,494,111

~ The face amount is denominated in U.S. dollars unless otherwise indicated.

* Non-income producing security.

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 37

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

◊ Variable rate security. Rate indicated is the rate effective at April 30, 2026. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

(a) All or a portion of these securities have been physically segregated in connection with the borrowings and reverse repurchase agreements. As of April 30, 2026, the total value of securities segregated was $899,386,563.

(b) Affiliated issuer.

(c) A copy of each underlying unaffiliated fund’s financial statements is available at the SEC’s website at www.sec.gov.

(d) Rate indicated is the 7-day yield as of April 30, 2026.

(e) Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) liquid securities is $467,720,700 (cost $441,797,939), or 78.7% of total net assets.

(f) Zero coupon rate security.

(g) Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.

AUD — Australian Dollar

CNY — Chinese Yuan

EUR — Euro

HKD — Hong Kong Dollar

JPY — Japanese Yen

LLC — Limited Liability Company

plc — Public Limited Company

SARL — Société à Responsabilité Limitée

SOFR — Secured Overnight Financing Rate

See Sector Classification in Other Information section.

See notes to financial statements.

38 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

Forward Foreign Currency Exchange Contracts

Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Bank of New York Mellon	HKD	Sell	108,662,437	13,947,277 USD	06/09/26	$ 54,989
Bank of New York Mellon	EUR	Buy	5,555,940	6,482,739 USD	06/09/26	46,809
Bank of New York Mellon	CAD	Buy	1,465,951	1,057,625 USD	06/09/26	21,231
Bank of New York Mellon	HKD	Buy	8,887,620	1,137,677 USD	06/09/26	(1,412)
Bank of New York Mellon	CAD	Sell	1,465,951	1,064,520 USD	06/09/26	(14,336)
Bank of New York Mellon	AUD	Sell	1,864,758	1,312,648 USD	06/09/26	(27,031)
Bank of New York Mellon	JPY	Sell	2,614,078,311	16,664,637 USD	06/09/26	(74,153)
Bank of New York Mellon	EUR	Sell	36,133,931	42,132,987 USD	06/09/26	(332,962)
						$ (326,865)

AUD — Australian Dollar

CAD — Canadian Dollar

EUR — Euro

HKD — Hong Kong Dollar

JPY — Japanese Yen

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 39

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2026 (See Note 6 in the Notes to Financial Statements):

		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities	Quoted	Observable	Unobservable
(Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$ 55,067,260	$ —	$ —	$ 55,067,260
Convertible Preferred Stocks	67,487,384	—	—	67,487,384
Exchange-Traded Funds	26,840,286	—	—	26,840,286
Money Market Funds	31,357,409	—	—	31,357,409
Convertible Bonds	—	419,977,438	—	419,977,438
Corporate Bonds	—	317,784,440	—	317,784,440
Senior Floating Rate Interests	—	12,456,598	—	12,456,598
Asset-Backed Securities	—	8,945,574	—	8,945,574
Forward Foreign Currency
Exchange Contracts(a)	—	123,029	—	123,029
Total Assets	$ 180,752,339	$ 759,287,079	$ —	$ 940,039,418
		Level 2	Level 3
	Level 1	Significant	Significant
Investments in Securities	Quoted	Observable	Unobservable
(Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts(a)	$ —	$ 449,894	$ —	$ 449,894

(a) Reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $192,024,427 are categorized as Level 2 within the disclosure hierarchy — See Note 7.

The Fund did not hold any Level 3 securities during the period ended April 30, 2026.

See notes to financial statements.

40 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS (Unaudited) continued	April 30, 2026

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Advent Capital Management (“Advent”), result in that company being considered an affiliated person, as defined in the Investment Company Act of 1940 (“affiliated issuer”).

The Fund may invest in certain investment companies managed by Advent. Additional information about the affiliated fund, including the most recent annual report and prospectus, is available at https://www.adventetf.com/#literature.

Transactions during the period ended April 30, 2026, in which the company is an affiliated issuer, were as follows:

Security Name	Value 10/31/25	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 04/30/26	Shares 04/30/26	Investment Income
Exchange-Traded Funds Advent Convertible Bond ETF	$ 26,552,097	$ —	$ —	$ —	$ 288,189	$ 26,840,286	990,000	$ 276,375

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 41

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2026

ASSETS:
Investments in unaffiliated issuers, at value (cost $853,207,894)	$ 913,076,103
Investments in affiliated issuers, at value (cost $25,070,691)	26,840,286
Cash	6,467,903
Unrealized appreciation on forward foreign currency exchange
contracts	123,029
Prepaid expenses	51,630
Receivables:
Investments sold	12,460,748
Interest	6,361,398
Foreign tax reclaims	166,104
Dividends	152,996
Total assets	965,700,197
LIABILITIES:
Reverse repurchase agreements (Note 7)	192,024,427
Borrowings (Note 8)	158,000,000
Unrealized depreciation on forward foreign currency exchange
contracts	449,894
Interest due on borrowings	20,101
Payable for:
Investments purchased	14,599,153
Distributions to shareholders	5,174,233
Investment advisory fees	398,351
Professional fees	183,263
Service fees	160,401
Trustees’ fees and expenses*	3,275
Other liabilities	192,988
Total liabilities	371,206,086
NET ASSETS	$ 594,494,111
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of
shares authorized, 44,148,745 shares issued and outstanding	$ 44,149
Additional paid-in capital	533,192,582
Total distributable earnings (loss)	61,257,380
NET ASSETS	$ 594,494,111
Shares outstanding ($0.001 par value with unlimited amount authorized)	44,148,745
Net asset value	$ 13.47

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

See notes to financial statements.

42 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS (Unaudited)	April 30, 2026

For the Six Months Ended April 30, 2026

INVESTMENT INCOME:
Interest from securities of unaffiliated issuers, (net of foreign withholding tax of $9,720)	$ 19,919,504
Dividends from securities of unaffiliated issuers	2,103,785
Dividends from securities of affiliated issuers	276,375
Total investment income	22,299,664

EXPENSES:
Interest expense	7,992,554
Investment advisory fees	2,481,629
Servicing fees	965,078
Trustees’ fees and expenses*	321,212
Professional fees	243,671
Insurance	78,194
Printing fees	58,299
Fund accounting fees	35,715
Custodian fees	30,450
Administration fees	21,513
Registration and filing fees	21,304
Pricing service expense	15,811
Transfer agent fees	12,278
Miscellaneous	8,659
Total expenses	12,286,367
Less:
Expenses waived by Adviser	(85,281)
Net expenses	12,201,086
Net investment income	10,098,578
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments in unaffiliated issuers	24,771,402
Forward foreign currency exchange contracts	2,798,052
Foreign currency transactions	(159,554)
Net realized gain	27,409,900

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 43

STATEMENT OF OPERATIONS (Unaudited) continued	April 30, 2026

Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$ (1,698,134)
Investments in affiliated issuers	288,189
Forward foreign currency exchange contracts	(1,583,609)
Foreign currency translations	3,268
Net change in unrealized appreciation (depreciation)	(2,990,286)
Net realized and unrealized gain	24,419,614
Net increase in net assets resulting from operations	$ 34,518,192

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

See notes to financial statements.

44 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2026

	Six Months Ended
	April 30, 2026	Year Ended
	(Unaudited)	October 31, 2025
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income	$ 10,098,578	$ 16,630,982
Net realized gain on investments	27,409,900	60,484,513
Net change in unrealized appreciation
(depreciation) on investments	(2,990,286)	41,526,449
Net increase in net assets resulting from
operations	34,518,192	118,641,944
DISTRIBUTIONS:
Distributions to shareholders	(31,045,397)	(52,880,852)
Return of capital	—	(9,209,943)
Total distributions	(31,045,397)	(62,090,795)
Net increase in net assets	3,472,795	56,551,149
NET ASSETS:
Beginning of period	591,021,316	534,470,167
End of period	$ 594,494,111	$ 591,021,316

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 45

STATEMENT OF CASH FLOWS (Unaudited)	April 30, 2026

For the Six Months Ended April 30, 2026

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$ 34,518,192
Adjustments to Reconcile Net Increase in Net Assets Resulting
from Operations to Net Cash Provided by Operating and
Investing Activities:
Net change in unrealized (appreciation) depreciation on
investments in unaffiliated issuers	1,698,134
Net change in unrealized (appreciation) depreciation on
investments in affiliated issuers	(288,189)
Net change in unrealized (appreciation) depreciation on forward
foreign currency exchange contracts	1,583,609
Net realized gain on investments in unaffiliated issuers	(24,771,402)
Purchase of long-term investments	(803,321,144)
Proceeds from sale of long-term investments	845,202,275
Net purchases of short-term investments	(14,498,659)
Net accretion of bond discount and amortization of bond premium	(4,700,284)
Decrease in interest receivable	569,540
Increase in dividends receivable	(41,081)
Increase in investments sold receivable	(7,806,059)
Increase in prepaid expenses	(51,630)
Increase in foreign tax reclaims receivable	(43,665)
Decrease in other assets	263,744
Increase in investments purchased payable	4,108,314
Decrease in interest due on borrowings	(2,070)
Increase in professional fees payable	36,216
Decrease in servicing fees payable	(8,868)
Decrease in investment advisory fees payable	(21,980)
Decrease in trustees’ fees and expenses payable*	(1,538)
Increase in other liabilities	37,558
Net Cash Provided by Operating and Investing Activities	$ 32,461,013
Cash Flows From Financing Activities:
Distributions to common shareholders	(25,871,164)
Proceeds from reverse repurchase agreements	1,968
Offering costs in connection with the issuance of common shares	(345)
Net Cash Used in Financing Activities	(25,869,541)
Net increase in cash	6,591,472
Cash at Beginning of Period (including foreign currency)	(123,569)
Cash at End of Period	$ 6,467,903
Supplemental Disclosure of Cash Financing Information:
Cash paid during the period for interest (including interest on reverse repurchase agreements)	$ 7,992,656

* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

See notes to financial statements.

46 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS	April 30, 2026

	Six Months Ended
	April 30,	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	2026	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2025	2024	2023	2022	2021
Per Share Data: Net asset value, beginning of period	$13.39	$12.11	$10.80	$12.40	$20.14	$16.06
Net investment income (loss)	0.23	0.38	0.38	0.38	0.25	0.26
Net gain (loss) on investments (realized and unrealized)	0.55	2.31	2.34	(0.57)	(5.20)	5.23
Total from investment operations	0.78	2.69	2.72	(0.19)	(4.95)	5.49
Less distributions from: Net investment income	(0.70)	(0.44)	(0.42)	(0.40)	(0.51)	(1.41)
Capital gains	—	(0.76)	—	—	(1.39)	—
Return of capital	—	(0.21)	(0.99)	(1.01)	(0.89)	—
Total distributions	(0.70)	(1.41)	(1.41)	(1.41)	(2.79)	(1.41)
Net asset value, end of period	$13.47	$13.39	$12.11	$10.80	$12.40	$20.14
Market value, end of period	$12.50	$12.99	$11.13	$9.48	$11.71	$19.23
Total Return Net asset value	6.24%	23.69%	25.66%	(2.42)%	(27.04)%	34.59%
Market value	1.82%	31.07%	32.33%	(8.50)%	(27.59)%	52.60%
Ratios/Supplemental Data: Net assets, end of period (in thousands)	$594,494	$591,021	$534,470	$373,449	$429,124	$695,323

See notes to financial statements.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 47

FINANCIAL HIGHLIGHTS	April 30, 2026

	Six Months Ended April 30, 2026 (Unaudited)	Year Ended October 31, 2025	Year Ended October 31, 2024	Year Ended October 31, 2023	Year Ended October 31, 2022	Year Ended October 31, 2021
Ratio to average net assets of:
Net investment income, including interest expense	3.53%(c)	3.03%	3.09%	3.06%	1.66%	1.31%
Total expenses, including interest expense	4.30%(c)	4.54%	5.80%	5.73%	3.54%	2.77%
Net expenses, including interest expense(d)	4.27%(c)	4.53%	5.80%	5.73%	3.54%	2.77%
Portfolio turnover rate	90%	178%	163%	116%	186%	126%
Senior Indebtedness
Total borrowings outstanding (in thousands)(e)	$158,000	$158,000	$132,000	$173,000	$173,000	$168,000
Asset Coverage per $1,000 of indebtedness(f)	$4,763	$4,741	$5,049	$3,159	$3,480	$5,139
Supplemental Ratio to average net assets of:
Net Expenses, excluding interest expense	1.47%(c)	1.57%	1.78%	1.80%	1.56%	1.40%

(a) Based on average shares outstanding.

(b) Total return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported either at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions. A return calculated for a period of less than one year is not annualized.

(c) Annualized.

(d) Net expense information reflects the expense ratios after expense waivers and/or reimbursements, as applicable.

(e) Prior to July 18, 2022, as a result of the Fund having earmarked or segregated cash to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund did not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act. Since July 18, 2022, in accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under Rule 18f-4, and therefore does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

(f) Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the borrowings.

See notes to financial statements.

48 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2026

Note 1 – Organization

Advent Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed- end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.

Note 2 – Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) adopted policies and procedures for the valuation of the Fund’s investments (the “Fund Valuation Procedures”). The U.S. Securities and Exchange Commission (the “SEC”) adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”) which establishes requirements for determining fair value in good faith and became effective September 8, 2022. Rule 2a-5 also defines “readily available market quotations” for purposes of the 1940 Act and establishes requirements for determining whether a fund must fair value a security in good faith.

Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Advent Capital Management, LLC ( “Advent” or the “Adviser”) as the valuation designee to perform fair valuation determinations for the Fund with respect to all Fund investments and/or other assets. As the Fund’s valuation designee pursuant to Rule 2a-5, the Adviser has adopted separate procedures (the “Valuation Designee Procedures” and collectively with the Fund Valuation Procedures, the “Valuation Procedures”) reasonably designed to prevent violations of the requirements of Rule 2a-5 and Rule 31a-4 under the 1940 Act. The Adviser, in its role as valuation designee,

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 49

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 2 – Significant Accounting Policies (continued)

utilizes the assistance of a valuation committee (the “Valuation Committee”), in determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities and other assets are supplied primarily by independent third-party pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Adviser, consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly reviews the appropriateness of the inputs, methods, models and assumptions employed by the independent third-party pricing services.

If the independent third-party pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Adviser.

Equity securities listed or traded on a recognized U.S. securities exchange or the Nasdaq Stock Market (“NASDAQ”) will generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ official closing price, which may not necessarily represent the last sale price.

Equity securities that are traded on an exchange or on the over-the-counter (“OTC”) market and for which there are no transactions on a given day are valued at the mean of the closing bid and asked prices.

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed- end investment companies are generally valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Adviser will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, American Depositary Receipts (“ADRs”) trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Adviser is authorized

50 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 2 – Significant Accounting Policies (continued)

to use prices and other information supplied by an independent third-party pricing service in valuing foreign securities.

Commercial paper and discount notes are valued based on prices provided by independent third-party pricing services or, if not available or if the Adviser considers that price to not represent fair value, by dealers using the mean of the closing bid and asked prices for such securities or, if such prices are not available, at prices for securities of comparable maturity, quality and type. If sufficient market activity is limited or does not exist, the pricing services or dealers may utilize proprietary valuation models which may, for example, consider market characteristics such as benchmark yield curves, option adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, or other unique security features in order to estimate relevant cash flows, which are then discounted to calculate a security’s fair value. Commercial paper and discount notes with remaining maturities of 60 days or less at the time of valuation are valued at amortized cost, unless the Adviser concludes that amortized cost does not represent the fair value of the applicable asset in which case it will be valued using an independent third-party pricing service. Commercial paper and discount notes which have a term-to-maturity greater than 60 days from the date of purchase are valued at their current market quotations until maturity or disposition. Convertible securities are valued in the same manner as debt securities.

Asset-backed securities (“ABS”) and other structured finance securities are generally valued using an independent third-party pricing service.

Typically, loans are valued using information provided by independent third-party pricing services that use broker quotes, among other inputs. If the independent third-party pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Adviser.

Repurchase agreements are generally valued at amortized cost, provided such amounts approximate market value.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair valued as determined in good faith by the Adviser. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 2 – Significant Accounting Policies (continued)

which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Investment Transactions and Investment Income

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.

(c) Convertible Securities

The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.

(d) Senior Floating Rate Interests and Loan Investments

Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities disclosed in the Fund’s Schedule of Investments.

The Fund invests in loans and other similar debt obligations (“obligations”). A portion of the Fund’s investments in these obligations is sometimes referred to as “covenant lite” loans or obligations (“covenant lite obligations”), which are obligations that lack financial maintenance covenants or possess fewer or contingent financial maintenance covenants and other financial protections for lenders and investors. The Fund may also obtain exposure to covenant lite obligations through investment in securitization vehicles and other structured products. Many new, restructured or

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 2 – Significant Accounting Policies (continued)

reissued obligations have not featured traditional covenants, which are intended to protect lenders and investors by (i) imposing certain restrictions or other limitations on a borrower’s operations or assets or (ii) providing certain rights to lenders. The Fund may have fewer rights with respect to covenant lite obligations, including fewer protections against the possibility of default and fewer remedies in the event of default. As a result, investments in (or exposure to) covenant lite obligations are subject to more risk than investments in (or exposure to) certain other types of obligations. The Fund is subject to other risks associated with investments in (or exposure to) obligations, including that obligations may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

(e) Currency Translations

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social, geopolitical or economic developments, all of which could affect the market and/or credit risk of the investments.

The Fund does not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions.Net unrealized appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 2 – Significant Accounting Policies (continued)

are recorded, and included on the Fund’s Statement of Operations in forward foreign currency exchange contracts.

(g) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Fund invests. These foreign taxes, if any, are paid by the Fund and reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of April 30, 2026, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for the tax year ended October 31, 2025, the most recently completed tax year, and concluded that no additional provisions for income tax were required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

(h) Distributions to Shareholders

The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

(i) Covered Call Options and Put Options

When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as options written on the Fund’s Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain.

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Note 2 – Significant Accounting Policies (continued)

The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.

When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at any time during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at any time during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked- to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Fund’s Statement of Assets and Liabilities.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 3 – Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized on the Fund's Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to seek to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 3 – Derivatives (continued)

requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

The following table represents the Fund’s use and volume of forward foreign currency exchange contracts on a monthly basis:

	Average	Value
Use	Purchased	Sold
Hedge	$10,232,793	$71,012,317

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of April 30, 2026:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency forward contracts	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following tables set forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at April 30, 2026:

	Asset Value	Liability Value
Forward Foreign Currency Exchange Risk	$ 123,029	$ 449,894

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 3 – Derivatives (continued)

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended April 30, 2026:

Location of Gain (Loss) on
Derivative Investment Type	Derivatives
Currency forward contracts	Net realized gain (loss) on forward
foreign currency exchange contracts
Net change in unrealized appreciation
(depreciation) on forward foreign
currency exchange contracts

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Fund’s Statement of Operations categorized by primary risk exposure for the period ended April 30, 2026:

Change in
Unrealized
	Realized	Appreciation/
	Gain(Loss)	(Depreciation)
Forward Foreign Currency Exchange Risk	$ 2,798,052	$ (1,583,609)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/ or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions rated/identified as investment grade or better. The Fund monitors the counterparty credit risk associated with each such financial institution.

Note 4 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 4 – Offsetting (continued)

Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Fund’s Statement of Assets and Liabilities as segregated cash with broker/ receivable for variation margin, or payable for swap settlement/variation margin. Cash and/ or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Fund’s Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 4 – Offsetting (continued)

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty Instrument	Instrument	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Assets Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Bank of New York Mellon	Forward Foreign Currency Exchange Contracts	$123,029	—	$123,029	$(123,029)	$—	$—

					Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Instrument	Gross Amounts of Recognized Liabilities(a)	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amount of Liabilities Presented on the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Société Générale	Reverse Repurchase Agreements	$192,024,427	—	$192,024,427	$(192,024,427)	$—	$—
Bank of New York Mellon	Forward Foreign Currency Exchange Contracts	449,894	—	449,894	(123,029)	—	326,865

The table above does not include the additional collateral pledged to the counterparty for the reverse repurchase agreement. Total additional collateral pledged for the reverse repurchase agreement was $145,631,903.

Note 5 – Fees and Other Transactions with Affiliates

Pursuant to an Investment Advisory Agreement between the Fund and Advent, the Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for the Fund, as well as investment research. The Adviser receives an annual fee paid on a monthly basis and calculated daily from the Fund based on the average value of the Fund’s managed assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 5 – Fees and Other Transactions with Affiliates (continued)

of services required under the Investment Advisory Agreement) of all personnel employed by the Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Adviser. For the period ended April 30, 2026, the Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:

(a) If the average value of the Fund’s managed assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s managed assets.

(b) If the average value of the Fund’s managed assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s managed assets.

If the Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the Adviser has agreed to waive fees to the extent necessary to offset the proportionate share of fees paid by the Fund with respect to its investment in such affiliated fund. For the period ended April 30, 2026, the Fund waived $85,281 related to investments in affiliated funds.

Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee paid on a monthly basis and calculated daily of 0.21% of the average value of the Fund’s managed assets.

For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.

Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.

The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s administrator, custodian and accounting agent. Prior to December 15, 2025, MUFG Investor Services (US), LLC served as the Fund's administrator. As custodian, BNY is responsible for the custody of the Fund’s assets. As administrator and accounting agent, BNY maintains the books and records of the Fund’s securities and cash. For providing the aforementioned services, BNY is entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 6 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — unadjusted quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

Rule 2a-5 sets forth a definition of “readily available market quotations,” which is consistent with the definition of a Level 1 input under U.S. GAAP. Rule 2a-5 provides that “a market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.”

Securities for which market quotations are not readily available must be valued at fair value as determined in good faith. Accordingly, any security priced using inputs other than Level 1 inputs will be subject to fair value requirements. The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

Independent third-party pricing services are used to value a majority of the Fund’s investments. When values are not available from an independent third-party pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Fund’s assets and liabilities are categorized as Level 2, as indicated in this report.

The inputs or methodologies selected and applied for valuing securities or other assets are not necessarily an indication of the risk associated with investing in

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 6 – Fair Value Measurement (continued)

those securities. The suitability, appropriateness and accuracy of the techniques, methodologies and sources employed to determine fair valuation are periodically reviewed and subject to change.

Note 7 – Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Effective on December 16, 2024, the terms of the Fund’s repurchase agreement with Société Générale were amended. Under the terms of the amended repurchase agreement, the Fund may enter into $56,000,000 fixed rate reverse repurchase agreements and $136,000,000 floating rate reverse repurchase agreements. On December 15, 2025, the Fund terminated and repaid its existing 5-year fixed rate reverse repurchase agreements. Concurrent with this termination, the Fund increased its floating rate reverse repurchase and margin loan agreements. Under the terms of the amended agreement, the Fund may enter into $192,000,000 floating rate reverse repurchase agreement. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended April 30, 2026, the average daily balance for which reverse repurchase agreements were outstanding amounted to $192,000,000 (exclusive of interest payable), with a related weighted average interest rate of 4.53%. As of April 30, 2026, there was $192,024,427 (inclusive of interest payable) in reverse repurchase agreements outstanding. As of April 30, 2026, the total value of securities segregated as collateral in connection with reverse repurchase agreements was $337,656,330.

Counterparty	Interest Rate	Maturity Date	Face Value
Société Générale	4.58% (SOFR Index + 0.95%)(a)	12/15/26	$ 192,024,427

(a) Variable rate security. Rate indicated is the rate effective at April 30, 2026.

The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2026, aggregated by asset class of the related collateral pledged by the Fund:

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Note 7 – Reverse Repurchase Agreements (continued)

	Greater than 90 days	Total
Corporate Bonds	$149,929,384	$149,929,384
Convertible Bonds	35,136,428	35,136,428
Asset-Backed Securities	5,087,329	5,087,329
Convertible Preferred Stocks	1,871,286	1,871,286
Total reverse repurchase agreements	$192,024,427	$192,024,427
Gross amount of recognized liabilities for reverse repurchase agreements	$192,024,427	$192,024,427

Note 8 – Borrowings

The Fund entered into a senior secured credit agreement dated December 15, 2017, as amended from time to time, with Société Générale.

On May 10, 2024, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility was as follows:

1.88% fixed rate 5-year maturity	$19,000,000
SOFR + 0.95% floating rate	139,000,000

An undrawn commitment fee of 0.30% per annum was charged on the difference between the $139,000,000 floating rate loan commitment and the amount borrowed.

On December 16, 2024, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility was as follows:

1.88% fixed rate 5-year maturity	$19,000,000
SOFR + 0.95% floating rate	171,000,000

An undrawn commitment fee of 0.30% per annum was charged on the difference between the $171,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Fund’s Statement of Operations.

On December 15, 2025, the terms of the credit agreement were amended. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:

SOFR + 0.95% floating rate	$158,000,000

An undrawn commitment fee of 0.30% per annum is charged on the difference between the $158,000,000 floating rate loan commitment and the amount borrowed. If applicable, the undrawn commitment fee is included in interest expense on the Fund’s Statement of Operations.

In the event that the Fund terminates a credit agreement prior to the contractually agreed upon date, the Fund is charged a breakage fee by the counterparty to

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2026

Note 8 – Borrowings (continued)

compensate for the early termination. Such fees, if incurred, are recorded as borrowings breakage fees on the Fund’s Statement of Operations.

As of April 30, 2026, there was $158,000,000 outstanding in connection with the Fund’s credit agreement. The average daily amount of borrowings under the credit agreements during the period ended April 30, 2026, was $158,000,000, with a related weighted average interest rate of 4.66%. The maximum amount outstanding during the period was $158,000,000. As of April 30, 2026, the total value of securities segregated as collateral in connection with borrowings under the credit agreement was $561,730,233.

The credit agreement includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed- end management investment company” as defined in the 1940 Act.

There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.

The aggregate average daily amount of the Fund's debt outstanding across reverse repurchase agreements and borrowings under the credit agreement during the period ended April 30, 2026, was $350,000,000, with a related weighted average interest rate of 4.59%.

Note 9 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely- than-not” of being sustained by the applicable tax authority. Tax positions not

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Note 9 – Federal Income Tax Information (continued)

deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s U.S. federal income tax returns are subject to examination by the Internal Revenue Service (“IRS”) for a period of three years after they are filed.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

At April 30, 2026, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation/ (Depreciation)
$874,867,409	$85,104,525	$(20,382,410)	$64,722,115

The differences between book basis and tax basis unrealized appreciation/ (depreciation) are primarily attributable to the tax deferral of losses on wash sales, the mark-to-market of certain derivatives, real estate investment trusts, contingent payment debt instruments and additional income adjustments for tax purposes on certain convertible securities.

As of October 31, 2025 (the most recent fiscal year end for U.S. federal income tax purposes), tax components of distributable earnings (loss) were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
$—	$—	$59,386,606	$—	$(1,602,021)	$57,784,585

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Note 9 – Federal Income Tax Information (continued)

For the year ended October 31, 2025 (the most recent fiscal year end for U.S. federal income tax purposes), the following capital loss carryforward amounts were utilized:

Utilized
$25,463,133

For the year ended October 31, 2025 (the most recent fiscal year end for U.S. federal income tax purposes), the tax character of distributions paid to shareholders as reflected in the Fund’s Statements of Changes in Net Assets was as follows:

Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
$52,880,852	$—	$9,209,943	$62,090,795

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

Note 10 – Securities Transactions

For the period ended April 30, 2026, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and derivatives, were as follows:

Purchases	Sales
$803,321,144	$845,202,275

Note 11 – Capital

The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 44,148,745 shares issued and outstanding.

Transactions in common shares were as follows:
	Six Months Ended April 30, 2026	Year Ended October 31, 2025
Beginning shares	44,148,745	44,148,745
Shares issued through rights offering	—	—
Shares issued through dividend investment	—	—
Ending shares	44,148,745	44,148,745

Note 12 – Segment Reporting

An operating segment is defined in FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating

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Note 12 – Segment Reporting (continued)

decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Officers of the Fund, subject to the oversight and supervision of the Board, serve as the CODM for the Fund.

The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the Fund’s investment objective which is executed by the Fund’s portfolio managers as a team. The Fund uses a variety of investments to execute its investment strategy. Please refer to Note 2 – Significant Accounting Policies of these Notes to Financial Statements for additional details on the significant accounting policies and investment types used by the Fund. Please refer to the Fund’s Schedule of Investments for a breakdown of the types of investments from which the Fund generates its returns. Financial information in the form of total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks, among other metrics, and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Fund’s Statement of Assets and Liabilities as “total assets” and significant segment income, expenses, and gain(loss) are listed on the Fund’s Statement of Operations.

Note 13 – Recent Accounting Pronouncements

In this reporting period, the Fund adopted FASB Accounting Standards Update 2023-09, Income Taxes (Topic 740)—Improvements to Income Tax Disclosures (ASU 2023-09), which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. Adoption of the new standard impacted financial statement disclosures only and did not affect any Fund financial position or the results of its operations.

Note 14 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements are issued and determined there were no material events that would require adjustment to or disclosure in the Fund’s financial statements.

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Investment Objective and Policies

The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund will invest at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in securities of foreign issuers.

The Fund may use a strategy of writing (selling) covered call options on the securities held in the portfolio, thus generating option writing premiums. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to common shareholders. The Fund may write (sell) covered call options on up to 25% of the securities held in its portfolio.

The Fund may invest no more than 20% of its managed assets in illiquid securities. Illiquid securities include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(a)(2) of the Securities Act and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(a)(2) and Rule 144A securities may, however, be treated as liquid by the Adviser pursuant to procedures adopted by the Board of Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

The Fund may invest without limitation in foreign securities. Investing in foreign securities may provide increased diversification by adding securities from various foreign countries (i) that offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets may not be correlated with U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments. The Fund may purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar denominated securities of foreign issuers. ADRs are receipts issued by U.S. banks or trust companies in respect of securities of foreign issuers held on deposit for use in the U.S. securities markets.

Equity securities, such as common stock, generally represent an ownership interest in a company. The Fund may invest up to 20% of its managed assets in non- convertible equity securities.

The Fund may invest a significant portion of its assets in securities rated below investment grade, such as those rated Ba or lower by Moody’s Investors Service,

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Inc. (“Moody’s”) and BB or lower by Standard & Poor’s (“S&P”) or securities comparably rated by other rating agencies or in unrated securities determined by Advent to be of comparable quality. Lower grade securities are commonly referred to as “junk bonds.” Both the convertible securities and the income-producing securities in which the Fund will invest may be lower grade securities.

The Fund may invest in preferred stock. The preferred stock in which the Fund typically will invest will be convertible securities. Preferred shares are equity securities, but they have many characteristics of fixed income securities, such as a fixed dividend payment rate and/or a liquidity preference over the issuer’s common shares. However, because preferred stocks are equity securities, they may be more susceptible to risks traditionally associated with equity investments than the Fund’s fixed income securities.

The Fund may invest up to 15% of its managed assets in privately offered convertible securities, privately offered non-convertible income securities and any attached or related privately offered warrants or equity-linked securities (collectively, “private securities”), which may include securities of private companies and privately issued securities of public companies. Advent does not expect to invest more than 2.5% of the Fund’s managed assets in any single private security at the time of investment. The Fund invests primarily in private securities to seek to enhance the Fund’s current income. Therefore, the Fund will invest in a private security only if the expected yield on such security at the time of investment exceeds the yield of specified public convertible and high yield bond benchmarks (currently the ICE BofAML All U.S. Convertibles Index and ICE BofAML US High Yield Total Return Index). The Fund is not required to dispose of private securities in the event that relative yields change after the time of investment. Any private securities investments will increase the percentage of the Fund’s assets invested in illiquid securities. In order to provide for further diversification, Advent intends to limit the number of private securities transactions the Fund makes in any given year and deploy the Fund’s overall allocation to private securities over the course of several years.

The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, financial futures, equity, fixed-income and interest rate indices, and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund also may purchase derivative instruments that combine features of these instruments and purchase securities for delayed settlement.

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The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds. The Fund may invest in other investment companies managed by the Adviser or its affiliates. Under the 1940 Act, the Fund generally may invest only up to 10% of its total assets in the aggregate in shares of other investment companies and only up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. However, pursuant to certain exemptions set forth in the 1940 Act, the Fund may invest in excess of this limitation provided that certain conditions are met. In addition, Rule 12d1-4 permits closed-end funds to invest in other investment companies in excess of the 1940 Act limits, including those described above, subject to certain conditions. Investments in other investment companies involve operating expenses and fees at the other investment company level that are in addition to the expenses and fees borne by the Fund and are borne indirectly by common shareholders. To the extent the Fund invests in other investment companies managed by the Adviser or its affiliates, the Adviser will waive fees or reimburse expenses of the Fund in an amount equal to the fees and expenses borne by the Fund as an investor in such other investment company. For purposes of the Fund’s policy of investing at least 80% of its managed assets in convertible securities and other income producing securities, the Fund will include the value of its investments in other investment companies that invest primarily in convertible securities and/or other income producing securities.

Under unusual market or economic conditions or for temporary defensive purposes, the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper rated in the highest category by a nationally recognized statistical rating organization or other fixed income securities deemed by the Adviser to be consistent with a defensive posture, or may hold cash, including money market funds.

The Fund may enter into repurchase agreements with broker-dealers, member banks of the Federal Reserve System and other financial institutions. Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or

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prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Adviser, acting under the supervision of the Board of Trustees, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks, and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Adviser or any of its affiliates.

The Fund may lend portfolio securities to registered broker-dealers or other institutional investors deemed by the Adviser to be of good standing under agreements which require that the loans be secured continuously by collateral in cash, cash equivalents or U.S. Treasury bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund continues to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned as well as the benefit of an increase and the detriment of any decrease in the market value of the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of consent on a material matter affecting the investment. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. At no time would the value of the securities loaned exceed 35% of the value of the Fund’s total assets.

Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund.

Principal Risks

Investors should consider the following risk factors and special considerations associated with investing in the Fund. Investors should be aware that in light of the current uncertainty, volatility and distress in economies, financial markets, and labor and health conditions over the world, the risks below are heightened significantly compared to normal conditions and therefore subject the Fund’s investments and a shareholder’s investment in the Fund to elevated investment risk, including the possible loss of the entire principal amount invested.

Investment and Market Risk. An investment in the Fund is subject to investment risk, particularly under current economic, financial, labor and health conditions, including the possible loss of the entire principal amount that you invest. An investment in the common shares of the Fund represents an indirect investment

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in the securities owned by the Fund. The value of, or income generated by, the investments held by the Fund are subject to the possibility of rapid and unpredictable fluctuation. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates, changes in inflation or expectations about inflation, investor confidence or economic, political, social or financial market conditions (such as the current contentious political climate in the United States), environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and other similar events, that each of which may be temporary or last for extended periods of time. Different sectors, industries and security types may react differently to such developments and, when the market performs well, there is no assurance that the Fund’s investments will increase in value along with the broader markets. Volatility of financial markets, including potentially extreme volatility caused by the events described above, can expose the Fund to greater market risk than normal, possibly resulting in greatly reduced liquidity. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of Fund dividends and distributions.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, which is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Although the value of the Fund’s net assets is generally considered by market participants in determining whether to purchase or sell common shares, and at what price to do so, whether investors will realize gains or losses upon the sale of common shares will depend entirely upon whether the market price of common shares at the time of sale is above or below the investor’s purchase price for common shares. Because the market price of common shares will be determined by factors such as net asset value, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for common shares, stability of dividends or distributions, trading volume of common shares, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether common shares will trade at, below or above net asset value or at, below or above an investor’s initial purchase price for common shares.

Convertible Securities Risk. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock, but are usually subordinated to senior debt obligations of the issuer.

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The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

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As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at a discount.

Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.

Structured and Synthetic Convertible Securities Risk. The value of structured and synthetic convertible securities can be affected by interest rate changes and credit risks of the issuer. Such securities may be structured in ways that limit their potential for capital appreciation and the entire value of the security may be at a risk of loss depending on the performance of the underlying equity security. Structured and synthetic convertible securities may be less liquid than other convertible securities. The value of a synthetic convertible security will respond differently to market fluctuations than a convertible security because a synthetic convertible security is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value.

Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding:

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government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.

Interest Rate Risk. Convertible securities and non-convertible income-producing securities (including preferred stock and debt securities) (collectively “income securities”) are subject to certain interest rate risks, including:

•     If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline.

•     During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk.

•     During periods of declining interest rates, the issuer of an income security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding income securities. This is known as call or prepayment risk. Lower grade income securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade income security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest or principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and noninvestment grade income securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.

Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer-specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks

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associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Debt Securities Risk. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Preferred Securities Risk. There are special risks associated with investing in preferred securities, including:

Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

Non-Cumulative Dividends. Some preferred stocks are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred stock held by the Fund determine not to pay dividends on such stock, the amount of dividends the Fund pays may be adversely affected. There is no assurance that dividends or

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distributions on non-cumulative preferred stocks in which the Fund invests will be declared or otherwise made payable.

Subordination. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

Limited Voting Rights. Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may have the right to elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.

Foreign Securities Risk. Investing in foreign issuers or securities denominated in non-U.S. currencies may involve certain risks not typically associated with investing in securities of U.S. issuers due to increased exposure to foreign economic, political and legal developments, including favorable or unfavorable changes in currency exchange rates, exchange control regulations (including currency blockage), confiscatory taxation, political or social instability, illiquidity, price volatility, market manipulation, expropriation or nationalization of assets, imposition of withholding taxes on payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. Furthermore, issuers of foreign securities and obligations are subject to different, often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers. The securities and obligations of some foreign companies and foreign markets are less liquid and at times more volatile than comparable U.S. securities, obligations and markets. Securities markets in foreign countries often are not as developed, efficient or liquid as securities markets in the United States, and therefore, the prices of foreign securities can be more volatile. Certain foreign countries may impose restrictions on the ability of issuers to make payments of principal and interest to investors located outside the country. In the event of nationalization, expropriation or other confiscation, the Fund could lose its entire investment in a foreign security. Transaction costs of investing outside the U.S. are generally higher than in the U.S.

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Higher costs result because of the cost of converting a foreign currency to dollars, the payment of fixed brokerage commissions on some foreign exchanges and the imposition of transfer taxes or transaction charges by foreign exchanges. Non-U.S. markets also have different clearance and settlement procedures which in some markets have at times failed to keep pace with the volume of transactions, thereby creating substantial delays and settlement failures that could adversely affect the Fund’s performance. Foreign brokerage commissions and other fees are also generally higher than in the United States. There are also special tax considerations which apply to securities and obligations of foreign issuers and securities and obligations principally traded overseas. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one country or geographic region, in which case the Fund may be more exposed to regional economic risks, and to the extent that the Fund invests in securities of issuers in emerging markets.

Emerging Markets Risk. Investments in securities the issuers of which are located in countries considered to be emerging markets are subject to heightened risks relative to foreign investing generally and are considered speculative. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets, and possible arbitrary and unpredictable enforcement of securities regulations; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, or newly organized; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Compared to developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in emerging market countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by

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greater potential loss than securities of companies located in developed countries. Foreign investment in certain emerging market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain emerging market issuers and increase the costs and expenses of the Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons in a particular issuer, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries and/or impose additional taxes on foreign investors.

Investments in issuers located in emerging markets pose a greater degree of systemic risk. The inter-relatedness of institutions within a country and among emerging market economies has increased in recent years. Institutional failures or economic difficulties may spread throughout a country, region or emerging market countries throughout the world, which may limit the ability of the Fund to manage risk through geographic diversification. Bankruptcy law and creditor reorganization processes may differ substantially from those in the United States, resulting in greater uncertainty as to the rights of creditors, the enforceability of such rights, reorganization timing and the classification, seniority and treatment of claims.

Foreign Currency Risk. The Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are denominated or quoted. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar. Foreign currency rates may fluctuate significantly over short periods of time for various reasons, including changes in interest rates, inflation, balance of payments, governmental surpluses or deficits, intervention or non-intervention by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls and political developments in the U.S. and abroad. The Fund may, but is not required, to seek to protect itself from changes in currency exchange rates through hedging transactions depending on market conditions. There can be no assurance that such strategies will be available or will be used by the Fund or, if used, will be successful. Certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency. The Fund may attempt within the parameters of currency and exchange controls that may be in effect, to obtain rights to exchange its invested capital, dividends, interest, fees, other distributions and capital gains into convertible currencies. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange rates have been highly

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volatile in recent years. The combination of volatility and leverage gives rise to the possibility of large profit and large loss. In addition, there is counterparty risk since currency trading is done on a principal to principal basis.

CLO Risk. CLOs often involve risks that are different from or more acute than risks associated with other types of income securities, including: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) investments in CLO junior debt tranches and CLO subordinated notes will likely be subordinate in right of payment to other senior classes of CLO debt; and (4) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

There may be less information available to the Fund regarding the underlying investments held by CLOs than if the Fund had invested directly in securities of the underlying issuers. Fund shareholders will not know the details of the underlying investments of the CLOs in which the Fund invests. Due to their often complicated structures, various CLOs may be difficult to value and may constitute illiquid investments. In addition, there can be no assurance that a liquid market will exist in any CLO when the Fund seeks to sell its interest therein. Moreover, the value of CLOs may decrease if the ratings agencies reviewing such securities revise their ratings criteria and, as a result, lower their original rating of a CLO in which the Fund has invested. Further, the complex structure of the security may produce unexpected investment results. Also, it is possible that the Fund’s investment in a CLO will be subject to certain contractual limitations on transfer.

The market value of CLO securities may be affected by, among other things, changes in the market value of the underlying assets held by the CLOs, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, prices and interest rate of underlying assets. Therefore, changes in the market value of the Fund’s CLO investments could be greater than the change in the market value of the underlying instruments.

As a result, as an investor in a CLO, the Fund is subject to the risk of default by borrowers on the loans held by the CLO. Increases in interest rates may adversely impact the ability of borrowers to meet interest payment obligations on loans held by a CLO and increase the likelihood of default. A downturn in any particular industry or borrower in which a CLO is heavily invested may subject that vehicle, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns realized by the Fund. Although a CLO’s holdings are typically diversified by industry and borrower, an increase in interest rates coupled with a general

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economic downturn may result in an increase in defaults on loans across various sectors of the economy.

Investments in primary issuances of CLO securities may involve certain additional risks. Between the pricing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO subordinated notes and could result in early redemptions which may cause CLO debt and subordinated note investors to receive less than face value of their investment.

The failure by a CLO to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to securityholders, including the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments that holders of junior debt and subordinated securities would otherwise be entitled to receive.

In recent years there has been a marked increase in the number of, and flow of capital into, investment vehicles established to pursue investments in CLO securities whereas the size of this market is relatively limited. Such increase may result in greater competition for investment opportunities, which may result in an increase in the price of such investments relative to the risk taken on by holders of such investments. In addition, the volume of new CLO issuances varies over time as a result of a variety of factors including new regulations, changes in interest rates, and other market forces. Such competition may also result under certain circumstances in increased price volatility or decreased liquidity with respect to certain positions.

CLO Management Risk. The activities of any CLO in which the Fund may invest will generally be directed by a collateral manager. In the Fund’s capacity as holder of CLO securities, the Fund is generally not able to make decisions with respect to the management, disposition or other realization of any investment, or other decisions regarding the business and affairs, of that CLO.

Consequently, the success of any CLOs in which the Fund invests will depend, in large part, on the financial and managerial expertise of the collateral manager’s

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investment professionals. Subject to certain exceptions, any change in the investment professionals of the collateral manager will not present grounds for termination of the collateral management agreement. In addition, such investment professionals may not devote all of their professional time to the affairs of the CLOs in which the Fund invests. There can be no assurance that for any CLO, in the event that underlying instruments are prepaid, the collateral manager will be able to reinvest such proceeds in new instruments with equivalent investment returns. If the collateral manager cannot reinvest in new instruments with equivalent investment returns, the interest proceeds available to pay interest on the CLO securities may be adversely affected.

The transaction documents relating to the issuance of CLO securities may impose eligibility criteria on the assets of the CLO, restrict the ability of the CLO’s investment manager to trade investments and impose certain portfolio-wide asset quality requirements. These criteria, restrictions and requirements may limit the ability of the CLO’s investment manager to maximize returns on the CLO securities. In addition, other parties involved in CLOs, such as third-party credit enhancers and investors in the rated tranches, may impose requirements that have an adverse effect on the returns of the various tranches of CLO securities. Furthermore, CLO securities issuance transaction documents generally contain provisions that, in the event that certain tests are not met (generally interest coverage and over- collateralization tests at varying levels in the capital structure), proceeds that would otherwise be distributed to holders of a junior tranche must be diverted to pay down the senior tranches until such tests are satisfied. Failure (or increased likelihood of failure) of a CLO to make timely payments on a particular tranche will have an adverse effect on the liquidity and market value of such tranche.

The manager of a CLO has broad authority to direct and supervise the investment and reinvestment of the investments held by the CLO, which may include the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the collateral management agreement. During periods of economic uncertainty and recession, the incidence of amendments, waivers, modifications and restructurings of investments may increase. Such amendments, waivers, modifications and other restructurings will change the terms of the investments and in some cases may result in the CLO holding assets not meeting the CLO’s criteria for investments. This could adversely impact the coverage tests under an indenture governing the notes issued by the CLO. Any amendment, waiver, modification or other restructuring that reduces the CLO’s compliance with certain financial tests will make it more likely that the CLO will need to utilize cash to pay down the unpaid principal amount of secured notes to cure any breach in such test instead of making payments on subordinated notes. Any such use of cash would reduce distributions available and delay the timing of payments to the Fund.

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The Fund cannot be certain that any particular restructuring strategy pursued by the CLO manager will maximize the value of or recovery on any investment. Any restructuring can fundamentally alter the nature of the related investment, and restructurings are not subject to the same underwriting standards that are employed in connection with the origination or acquisition of investments. Any restructuring could alter, reduce or delay the payment of interest or principal on any investment, which could delay the timing and reduce the amount of payments made to the Fund. Restructurings of investments might also result in extensions of the term thereof, which could delay the timing of payments made to the Fund.

The CLOs in which the Fund invests are generally not registered as investment companies under the 1940 Act. As investors in these CLOs, the Fund is not afforded the protections that shareholders in an investment company registered under the 1940 Act would have.

The terms of CLOs set forth in their applicable transaction documents, including with respect to collateralization and/or interest coverage tests and asset eligibility criteria, may vary from CLO to CLO. Similarly the terms of the loans that constitute the underlying assets held by CLOs may vary. The CLO market and loan market may evolve in ways that result in typical terms being less protective for the holders of CLO securities. As a result, the Fund will be reliant upon the Adviser’s ability to obtain and evaluate the terms of the CLOs in which the Fund invests, the terms of and creditworthiness of the borrowers with respect to the underlying assets held by those CLOs and information about the collateral managers of the CLOs.

Derivatives Transactions Risk. The Fund may engage in various derivatives transactions for hedging and risk management purposes, to facilitate portfolio management and to earn income or enhance total return. The use of derivatives transactions to earn income or enhance total return may be particularly speculative. Derivative transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting the gains from favorable market movements. Losses on derivatives transactions may reduce the Fund’s net asset value and its ability to pay dividends if such losses are not offset by gains on portfolio positions being hedged. Derivatives transactions involve risks. There may be imperfect correlation between the value of such instruments and the underlying assets. Derivatives transactions may be subject to risks associated with the possible default of the other party to the transaction. Derivative instruments may be illiquid. Certain derivatives transactions may have economic characteristics similar to leverage, in that relatively small market movements may result in large changes in the value of an investment. Certain derivatives transactions that involve leverage can result in losses that greatly exceed the amount originally invested. Furthermore, the Fund’s ability to successfully use derivatives transactions depends on the manager’s ability to predict pertinent market movements, which cannot be

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assured. The use of derivatives transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Derivatives transactions involve risks of mispricing or improper valuation. The documentation governing a derivative instrument or transaction may be unfavorable or ambiguous. Derivatives transactions may involve commissions and other costs, which may increase the Fund’s expenses and reduce its return. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivative instruments, limit or restrict the ability of the Fund to use certain derivative instruments or transact with certain counterparties as a part of its investment strategy, increase the costs of using derivative instruments or make derivative instruments less effective.

Risk Associated with Covered Call Option Writing. There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. As the writer of a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but has retained the risk of loss should the price of the underlying security decline. As the Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited.

The value of options written by the Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities, changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid.

To the extent that there is a lack of correlation between the index options written by the Fund and the Fund’s portfolio securities, movements in the indexes underlying the options positions may result in losses to the Fund, which may more than offset any gains received by the Fund from options premiums. Such sales would involve transaction costs borne by the Fund and may also result in realization of taxable gains.

With respect to exchange-traded options, there can be no assurance that a liquid market will exist when the Fund seeks to close out an option position on an

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options exchange. An absence of a liquid secondary market on an exchange may arise because: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or The Options Clearing Corporation (the “OCC”) may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options). If trading were discontinued, the secondary market on that exchange (or in that class or series of options) would cease to exist. In the event that the Fund were unable to close out a call option that it had written on a portfolio security, it would not be able to sell the underlying security unless the option expired without exercise.

The Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. These limitations govern the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert, regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held or written in one or more accounts or through one or more brokers. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions.

The Fund may also write (sell) over-the-counter options (“OTC options”). Options written by the Fund with respect to non-U.S. securities, indices or sectors generally will be OTC options. OTC options differ from exchange-listed options in that they are entered into directly with the buyer of the option and not through an exchange or clearing organization that is interposed between the Fund and the counterparty. In an OTC option transaction exercise price, premium and other terms are negotiated between buyer and seller. OTC options generally do not have as much market liquidity as exchange-listed options. The OTC options written by the Fund will not be issued, guaranteed or cleared by the OCC. In addition, the Fund’s ability to terminate the OTC options may be more limited than with exchange-traded options. Banks, broker-dealers or other financial institutions participating in such transaction may fail to settle a transaction in accordance with the terms of the option as written. In the event of default or insolvency of the counterparty, the Fund may be unable to liquidate an OTC option position.

Counterparty Risk. The Fund will be subject to credit risk with respect to the counterparties to the derivative contracts entered into by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative

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contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Concerns about, or a default by, one large market participant could lead to significant liquidity problems for other participants. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that the Fund may not receive adequate collateral. The counterparty risk for cleared derivatives is generally lower than for uncleared over-the-counter derivatives transactions since generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing organization for performance of financial obligations under the derivative contract. However, there can be no assurance that a clearing organization, or its members, will satisfy its obligations to the Fund.

Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that this expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.

The use of leverage by the Fund will cause the net asset value, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the net asset value and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the net asset value of the common shares than if the Fund were not leveraged.

Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders.

Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on

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investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these guidelines will impede the Investment Adviser from managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. However, particularly during periods of adverse or volatile market conditions, the Fund may be required to sell assets in order to meet payment obligations on any leverage or to redeem leverage in order to comply with asset coverage or portfolio composition requirements.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.

In accordance with Rule 18f-4 under the 1940 Act, the Fund has elected to treat all reverse repurchase agreements and similar financing transactions as derivatives transactions for all purposes under Rule 18f-4, and therefore does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.

The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if the Fund believes that the long- term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.

During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a conflict of interest between the manager and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.

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In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund has adopted a derivatives risk management program which includes value-at-risk modeling, stress tests, back tests, and additional disclosures to the SEC in compliance with Rule 18f-4 under the 1940 Act. The requirements of the rule and the Fund’s derivatives risk management program may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the cost of such transactions, which could adversely affect the performance of the Fund.

Effects of Leverage. Assuming that the Fund utilizes leverage representing approximately 37.1% of the Fund’s managed assets (the Fund’s outstanding leverage as of April 30, 2026) and that the Fund will bear expenses relating to that leverage at an average annual rate of 4.76%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.77% in order to cover the expenses specifically related to the Fund’s estimated use of leverage. Of course, these numbers are merely estimates used for illustration. Actual leverage expenses will vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund’s portfolio) of (10)%, (5)%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. The table further reflects the use of leverage representing 37.1% of the Fund’s total managed assets and the Fund’s currently projected annual leverage expense of 4.76%.

Assumed portfolio total return (net of expenses)	(10.00%)	(5.00%)	0.00%	5.00%	10.00%
Common Share total return	(18.69%)	(10.75%)	(2.80%)	5.14%	13.08%

Common Share Total Return is composed of two elements: the common share distributions paid by the Fund (the amount of which is largely determined by the net investment income of the Fund) and gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, a total return of 0% assumes that the tax-exempt interest the Fund receives on its investments is entirely offset by losses in the value of those securities.

Illiquid Investments Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the

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sale of illiquid securities. Significant changes in the capital markets, including recent disruption and volatility, have had, and may in the future have, a negative effect on the valuations of certain illiquid investments. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Although certain illiquid investments are not publicly traded, applicable accounting standards and valuation principles require the Fund to assume as part of its valuation process that such investments are sold in a principal market to market participants (even if the Fund plans on holding such investments to maturity). In addition, investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

Smaller Company Risk. The general risks associated with corporate income- producing and equity securities are particularly pronounced for securities issued by companies with smaller market capitalizations. These companies may have limited product lines, markets or financial resources, or they may depend on a few key employees. As a result, they may be subject to greater levels of credit, market and issuer risk. Securities of smaller companies may trade less frequently and in lesser volume than more widely held securities and their values may fluctuate more sharply than other securities. Companies with medium-sized market capitalizations may have risks similar to those of smaller companies.

Real Estate Investment Trust ("REIT") Risk. To the extent that the Fund invests in REITs it will be subject to the risks associated with owning real estate and with the real estate industry generally. REITs are subject to interest rate risks (especially mortgage REITs) and the risk of default by lessees or borrowers. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by the ability of the issuers of its portfolio mortgages to repay their obligations. REITs whose underlying assets are concentrated in properties used by a particular industry are also subject to risks associated with such industry. REITs may have limited financial resources, their securities trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger company securities.

Inflation Risk/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Inflation rates may change frequently and significantly as

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a result of various factors, including unexpected shifts in the U.S. or global economy and changes in monetary or economic policies (or expectations that these policies may change), and the Fund’s investments may not keep pace with inflation, which would adversely affect the Fund. During any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund’s use of leverage would likely increase, which would tend to further reduce returns to common shareholders.

Deflation risk is the risk that prices throughout the economy decline over time—the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Securities Lending Risk. The Fund may also lend the securities it owns to others, which allows the Fund the opportunity to earn additional income. Although the Fund will require the borrower of the securities to post collateral for the loan and the terms of the loan will require that the Fund be able to reacquire the loaned securities if certain events occur, the Fund is still subject to the risk that the borrower of the securities may default, which could result in the Fund losing money, which would result in a decline in the Fund’s net asset value. The Fund may also purchase securities for delayed settlement. This means that the Fund is generally obligated to purchase the securities at a future date for a set purchase price, regardless of whether the value of the securities is more or less than the purchase price at the time of settlement.

Distribution Risk. The Fund’s net investment income can vary significantly over time; however, the Fund seeks to maintain a more stable monthly distribution per share. The distributions paid by the Fund for any particular month may be more or less than the amount of net investment income for that monthly period. The Fund may distribute more than the entire amount of the net investment income earned in a particular period, in which case all or a portion of a distribution may be a return of capital. The Fund’s distributions have historically included, and may in the future include, a significant portion of return of capital. For the fiscal year ended October 31, 2025, the Fund’s distributions were comprised of approximately 85% ordinary income and 15% return of capital. The final determination of the tax character of the distributions paid by the Fund in 2026 will be reported to shareholders in January 2027. Accordingly, shareholders should not assume that the source of a distribution from the Fund is net income or profit, and the Fund’s distributions should not be used as a measure of performance or confused with yield or income.

Return of capital is the return of a portion of the shareholder’s original investment up to the amount of the common shareholder’s tax basis in their common shares, which would reduce such tax basis. Although a return of capital may not be taxable, it will generally increase the common shareholder’s potential gain or reduce the

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common shareholder’s potential loss on any subsequent sale or other disposition of common shares. In any given year, there can be no guarantee the Fund’s investment returns will exceed the amount of distributions which may increase taxes payable by a common shareholder or reduce a common shareholder’s loss deduction in connection with such sale or other disposition. To the extent the amount of distributions paid to shareholders in cash exceeds the total net investment returns of the Fund, the assets of the Fund will decline, which may have the effect of increasing the Fund’s expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

Other Investment Companies Risk. The Fund may invest in the securities of other investment companies to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act. The Fund may invest in mutual funds, closed-end funds and exchange-traded funds. The Fund may invest in other investment companies managed by the Adviser or its affiliates. Investments in other investment companies present certain special considerations and risks not present in making direct investments in securities in which the Fund may invest. Investments in other investment companies involve operating expenses and fees that are in addition to the expenses and fees borne by the Fund. Such expenses and fees attributable to the Fund’s investments in other investment companies are borne indirectly by common shareholders. Accordingly, investment in such entities involves expense and fee layering. To the extent the Fund invests in other investment companies managed by the Adviser or its affiliates, the Adviser will waive fees or reimburse expenses of the Fund in an amount equal to the fees and expenses borne by the Fund as an investor in such other investment company. Investments in other investment companies may expose the Fund to an additional layer of financial leverage. To the extent management fees of other investment companies are based on total gross assets, it may create an incentive for such entities’ managers to employ financial leverage, thereby adding additional expense and increasing volatility and risk. Investments in other investment companies also expose the Fund to additional management risk; the success of the Fund’s investments in other investment companies will depend in large part on the investment skills and implementation abilities of the advisers or managers of such entities. Decisions made by the advisers or managers of such entities may cause the Fund to incur losses or to miss profit opportunities.

To the extent the Fund invests in ETFs or other investment companies that seek to track a specified index, such investments will be subject to tracking error risk. For ETFs tracking an index of securities, the cumulative percentage increase or decrease in the net asset value of the shares of an ETF may over time diverge significantly from the cumulative percentage increase or decrease in the relevant index due to the compounding effect experienced by an ETF which results from

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a number of factors, including, leverage (if applicable), daily rebalancing, fees, expenses and interest income, which in turn results in greater non-correlation between the return of an ETF and its corresponding index. Moreover, because an ETF’s portfolio turnover rate may be very high due to daily rebalancing, holding both long and short futures contracts, leverage (if applicable) and/or market volatility, such ETF will incur additional brokerage costs, operating costs and may generate increased taxable capital gains, which, in turn, would adversely affect the value of the shares of such ETF. In addition, fixed-income ETFs that track an index often require some type of sampling or optimization because they are typically market benchmarks but not tradable portfolios. Such ETFs often include many more securities than equity ETFs, and the securities included are often less liquid, resulting in fewer opportunities and greater costs to replicate the relevant index. Many instruments in fixed-income indices are illiquid or hard to obtain, as many investors may buy them at issuance and hold them to maturity.

Not a Complete Investment Program. An investment in the common shares of the Fund should not be considered a complete investment program. The Fund is intended for long-term investors seeking total return through a combination of current income and capital appreciation. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. Each common shareholder should take into account the Fund’s investment objective as well as the common shareholder’s other investments when considering an investment in the Fund.

Management Risk. Management’s judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect, and there can be no assurance that the investment decisions made will prove beneficial to the Fund.

Legislation and Regulation Risk. Legislation may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the Fund or entities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objective.

Changes enacted by the current or a future presidential administration could significantly impact the regulation of financial markets in the United States. Certain changes can, and have, been effectuated through executive order. It is not possible to predict what, if any, actions will be taken or, if taken, their effect on the economy, securities markets or the financial stability of the United States. The Fund may be affected by governmental action in ways that are not foreseeable, and there is a

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possibility that such actions could have a significant adverse effect on the Fund and its ability to achieve its investment objective.

Although the Fund cannot predict the impact, if any, of these changes on the Fund’s business, they could adversely affect the Fund’s business, financial condition, operating results and cash flows. The Adviser intends to monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objective, but there can be no assurance that they will be successful in doing so.

Portfolio Turnover Risk. The Fund’s annual portfolio turnover rate may vary greatly from year to year. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in an increased realization of net short-term capital gains by the Fund which, when distributed to common shareholders, will be taxable as ordinary income. Additionally, in a declining market, portfolio turnover may result in realized capital losses.

Recent Market, Economic and Social Developments Risk. The occurrence of events similar to those in recent years, such as localized wars, instability, new and ongoing pandemics, epidemics or outbreaks of infectious diseases in certain parts of the world, natural/environmental disasters in certain parts of the world, terrorist attacks in the United States and around the world, trade or tariff arrangements, social and political discord, debt crises, sovereign debt downgrades, increasingly strained relations between the United States and a number of foreign countries, including traditional allies, historical adversaries and the international community generally, new and continued political unrest in various countries, the exit or potential exit of one or more countries from the EU or the EMU, continued changes in the balance of political power among and within the branches of the U.S. government, and government shutdowns, among others, may result in market volatility, may have long-term effects on the United States and worldwide financial markets, and may cause further economic uncertainties in the United States and worldwide.

The consequences of the ongoing conflicts between Russia and Ukraine and between Israel and Hamas, including international sanctions, the potential impact on inflation and increased disruption to supply chains may impact our portfolio companies, result in an economic downturn or recession either globally or locally in the U.S. or other economies, reduce business activity, spawn additional conflicts (whether in the form of traditional military action, reignited “cold” wars or in the form of virtual warfare such as cyberattacks) with similar and perhaps wider ranging impacts and consequences and have an adverse impact on the Fund’s returns and net asset value. The current contentious domestic political environment, as

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well as political and diplomatic events within the United States and abroad, such as the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, may in the future result in additional government shutdowns, which could have a material adverse effect on the Fund’s investments and operations. In addition, the Fund’s ability to raise additional capital in the future through the sale of securities could be materially affected by a government shutdown. Additional and/or prolonged U.S. government shutdowns may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Uncertainty and periods of volatility still remain, and risks to a robust resumption of growth persist. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower the Fund’s performance or impair the Fund’s ability to achieve its investment objective.

The occurrence of any of the above events could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. It is not known how long the securities markets may be affected by similar events, and the effects of similar events in the future on the U.S. economy and securities markets cannot be predicted. There can be no assurance that similar events and other market disruptions will not have other material and adverse implications.

The current political climate has intensified concerns about a potential trade war between China and the U.S., as each country has imposed tariffs on the other country’s products. These actions may trigger a significant reduction in international trade, the oversupply of certain manufactured goods, substantial price reductions of goods and possible failure of individual companies and/or large segments of China’s export industry, which could have a negative impact on our performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would be particularly vulnerable to an escalation of trade tensions.

Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline against safe haven currencies, such as the Japanese yen and the euro. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Any of these effects could have a material adverse effect on the business, financial condition and results of operations of the Fund.

SOFR Risk. SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities.

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SOFR is calculated based on transaction-level data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.

Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR was intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It was a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR was intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise.

Levels of SOFR in the future, including following the discontinuation of LIBOR, may bear little or no relation to historical levels of SOFR, LIBOR or other rates.

Cyber Security Risk. As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and informational security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction, lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. In addition, cyber security breaches involving the Fund’s third party service providers (including but not limited to advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which the Fund invests in can also subject the Fund to many of the same risks associated with direct cyber security

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breaches. Like with operational risk in general, the Fund has established risk management systems and business continuity plans designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers in which the Fund may invest, trading counterparties or third party service providers to the Fund. There is also a risk that cyber security breaches may not be detected. The Fund and its shareholders could be negatively impacted as a result.

Anti-Takeover Provisions. The Fund’s Agreement and Declaration of Trust and Bylaws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. These provisions could have the effect of depriving common shareholders of opportunities to sell their common shares at a premium over the then-current market price of the common shares.

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OTHER INFORMATION (Unaudited)	April 30, 2026

Federal Income Tax Information

In January 2027, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2026.

Sector Classification

Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/ industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

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Trustees

The Trustees of the Advent Convertible and Income Fund and their principal business occupations during the past five years:

Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Randall C.	Trustee and	Since 2005	Current: Private	1	Current: Purpose
Barnes++	Chairman		Investor (2001-		Investments
(1951)	of the Audit		present).		Funds
	Committee				(2013-present).
Former: Senior
			Vice President and		Former:
			Treasurer, PepsiCo,		Guggenheim
			Inc. (1993-1997);		Funds Trust
			President, Pizza		(2014-April
			Hut International		2026);
			(1991-1993);		Guggenheim
			Senior Vice		Variable Funds
			President, Strategic		Trust (2014-April
			Planning and		2026);
			New Business		Guggenheim
			Development,		Strategy Funds
			PepsiCo, Inc.		Trust (2013-April
			(1987-1990).		2026); Rydex
Series Funds
(2019-April
2026); Rydex
Dynamic Funds
(2019-April
2026); Rydex
Variable Trust
(2019-April
2026);
Guggenheim
Taxable
Municipal Bond
& Investment
Grade Debt
Trust (2010-April
2026);
Guggenheim
Strategic
Opportunities
Fund (2007-April
2026);

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Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Randall C. Barnes++ (1951)	Trustee and Chairman of the Audit Committee	Since 2005	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	1

Current: Purpose Investments Funds (2013-present).

Former: Guggenheim Funds Trust (2014-April 2026); Guggenheim Variable Funds Trust (2014-April 2026); Guggenheim Strategy Funds Trust (2013-April 2026); Rydex Series Funds (2019-April 2026); Rydex Dynamic Funds (2019-April 2026); Rydex Variable Trust (2019-April 2026); Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (2010-April 2026); Guggenheim Strategic Opportunities Fund (2007-April 2026);

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Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Daniel L.	Trustee	Since 2005	Current: Managing	1	Current:
Black+			Partner, the		Dartmouth
(1960)			Wicks Group of		College Trustee
			Companies, LLC		Emeritus (2019-
			(2003-present).		2022); Sensata
Technologies,
			Former: Managing		Inc.
			Director and		(2021-present).
Co-Head of
			the Merchant		Former: Antenna
			Banking Group		International,
			at BNY Capital		Inc. (2010-2020);
			Markets, a division		Little Sprouts,
			of BNY Mellon		LLC (2015-
			(1998-2003); and		2018); Bendon
			Co-Head of U.S.		Inc. (2012-
			Corporate Banking		2016); Bonded
			at BNY Mellon		Services, Ltd.
			(1995-1998).		(2011-2016);
Harlem Lacrosse
& Leadership
(2014-2020);
Sontiq, Inc.
(2016-2021).

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Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Derek Medina	Trustee and	Initial Period:	Current: Retired	1	Current: None
(1966)	Chairman	2003 -
	of the	September	Former: Executive		Former: Oliver
	Nominating	2024	Vice President,		Scholars
	and		ABC News (2020-		(2011-2018);
	Governance	Subsequent	2024); Senior		Young Scholar’s
	Committee	Period:	Vice President,		Institute (2005-
		May 2025 –	Business Affairs		2020).
		Present	at ABC News
(2008-2020); Vice
President, Business
Affairs and News
Planning at ABC
News (2003-
2008); Executive
Director, Office of
the President at
ABC News (2000-
2003); Associate
at Cleary Gottlieb
Steen & Hamilton
(law firm) (1995-
1998); Associate in
Corporate Finance
at J.P. Morgan/
Morgan Guaranty
(1988-1990).

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OTHER INFORMATION (Unaudited) continued	April 30, 2026

Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Ronald A.	Trustee	Since 2003	Current: Of	1	Current: Trustee
Nyberg++			Counsel (formerly		of funds in the
(1953)			Partner), Momkus		Guggenheim
			LLC (law firm)		Funds fund
			(2016-present).		complex
(2003-present).
Former: Partner,
			Nyberg &		Former:
			Cassioppi, LLC		Transparent
			(2000-2016);		Value Trust
			Executive Vice		(2015-2025);
			President,		PPM Funds
			General Counsel,		(2018-2024);
			and Corporate		Endeavor Health
			Secretary,		(2012- 2024);
			Van Kampen		Guggenheim
			Investments (1982-		Energy & Income
			1999).		Fund (2015-
2023); Fiduciary/
Claymore Energy
Infrastructure
Fund (2004-
2022);
Guggenheim
Enhanced Equity
Income Fund
(2005-2021);
Guggenheim
Credit Allocation
Fund (2013-
2021).

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Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Gerald L.	Trustee	Since 2003	Current: Managing	1	Current:
Seizert, CFA,			Partner of Heron		University
CIC+			Bay Capital		of Toledo
(1952)			Management		Foundation
			(2020-present).		(2013- present);
Beaumont
			Former: Managing		Hospital (2012-
			Partner of Seizert		present).
Capital Partners
(2000-2019); Co-
Chief Executive
(1998-1999)
and a Managing
Partner and
Chief Investment
Officer – Equities
of Munder Capital
Management, LLC
(1995-1999); Vice
President and
Portfolio Manager
of Loomis, Sayles
& Co., L.P.
(asset manager)
(1984-1995); Vice
President and
Portfolio Manager
at First of America
Bank (1978-1984).

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OTHER INFORMATION (Unaudited) continued	April 30, 2026

Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Michael A.	Trustee	Since 2003	Current: Partner,	1	Current:
Smart+			Dominus Capital		Investment
(1960)			(2003-present).		Advisory
Board, Autism
			Former: Managing		Impact Fund
			Partner, CSW		(2020-present);
			Private Equity		Sprint Industrial
			(2003-2021);		Holdings
			Principal, First		(2017-present).
Atlantic Capital
			Ltd. (2001-2004);		Former: Country
			Managing Director,		Pure Foods
			Investment Banking		(2001-2006);
			Merrill Lynch &		Berkshire
			Co. (1992-2001);		Blanket Inc.
			Founding Partner,		(2006-2016);
			The Carpediem		Sqwincher
			Group (1990-1992);		Corporation
			Associate, Dillion		(2006-2015);
			Read and Co.		H2O Plus
			(1988-1990).		Holdings (2008-
2011); The
Mead School
(2012-2016); The
Wharton School
(2000-2004).

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Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Independent Trustees:

Nancy E.	Trustee	Since 2020	Current: Director of	1	None.
Stuebe+			Investor Relations,
(1964)			Interactive Brokers
Group, Inc.
(2016-present).

Former: Senior
Equity Analyst &
Senior Portfolio
Manager, Gabelli
Asset Management
(2015-2016);
Senior Research
Analyst &
Portfolio Manager,
AIS Capital
Management,
LLC (2008-2015);
Senior Equity
Analyst & Portfolio
Manager, Gabelli
Asset Management
(2005-2008).
Name,	Position(s)	Term of	Principal	Number of	Other
Address* and	Held with	Office and	Occupation(s)	Portfolios	Directorships
Year of Birth	the Trust	Length	During Past Five	in Fund	Held by
		of Time	Years	Complex	Trustees***
		Served**		Overseen

Interested Trustee:

Tracy V.	Trustee,	Since 2003	Current: President	1	None.
Maitland+ø	Chairman,		and Chief
(1960)	President		Investment Officer,
	and Chief		Advent Capital
	Executive		Management, LLC
	Officer		(2001- present).
Former: President,
Advent Capital
Management, a
division of Utendahl
Capital.

+ Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 105

OTHER INFORMATION (Unaudited) continued	April 30, 2026

++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*

After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees of the Fund. The term of the Class I Trustees will continue until the 2028 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Daniel L. Black, Mr. Michael A. Smart and Ms. Nancy E. Stuebe are the Class II Trustees of the Fund. The term of the Class II Trustees will continue until the 2026 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees of the Fund. The term of the Class III Trustees will continue until the 2027 annual meeting of shareholders or until successors shall have been elected and qualified.

**	As of period end. The Fund is the only fund in the “Fund Complex.”
ø	Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

106 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2026

Officers

The Officers of the Advent Convertible and Income Fund, who are not Trustees, and their principal occupations during the past five years:

Name, Address* and	Position(s)	Term of	Principal Occupation(s) During Past Five
Year of Birth	Held with	Office and	Years
	Trust	Length
of Time
Served**

Officers:

Stephen Ellwood	Chief	Since 2023	Current: General Counsel and Chief Compliance
(1970)	Compliance		Officer, Advent Capital Management, LLC
	Officer and		(2023-present).
Secretary
Former: Chief Legal Officer and Chief
Compliance Officer, Semper Capital
Management, L.P. (2019-2023); General
Counsel and Global Chief Compliance
Officer, Structured Portfolio Management,
LLC (2015-2019); Chief Compliance Officer,
Arrowgrass Capital Partners (US) LP (2011-
2015); General Counsel and Chief Compliance
Officer, Quattro Global Capital, LLC (2007-
2011); Chief Compliance Officer, Greywolf
Capital Management, LP (2006-2007); Chief
Compliance Officer and Counsel, Forest
Investment Management LLC (2004-2006);
Director and Counsel, MacKay Shields LLC
(1999-2003); Compliance Associate, Goldman
Sachs & Co. (Asset Management Division)
(1998-1999); Compliance Officer, Societe
Generale Asset Management (1997-1998).
Tony Huang	Vice	Since 2014	Current: Director, Co-Portfolio Manager, Advent
(1976)	President		Capital Management, LLC (2007-present).
and
	Assistant		Former: Senior Vice President, Portfolio Manager
	Secretary		and Analyst, Essex Investment Management
(2001-2006); Vice President, Analyst, Abacus
Investments (2001); Vice President, Portfolio
Manager, M/C Venture Partners (2000-2001);
Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer	Since 2005	Current: Chief Financial Officer, Advent Capital
(1965)	and Chief		Management, LLC (2005-present).
Financial
	Officer		Former: Vice President, Client Service Manager,
Goldman Sachs Prime Brokerage (1997-2005).

* Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.

** Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 107

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2026

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.

If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may

108 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2026

exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.

There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 109

FUND INFORMATION	April 30, 2026

Board of Trustees

Randall C. Barnes

Daniel L. Black

Derek Medina

Tracy V. Maitland,*

Chairman

Ronald A. Nyberg

Gerald L. Seizert

Michael A. Smart

Nancy E. Stuebe

* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.

Officers

Tracy V. Maitland

President and Chief Executive Officer

Robert White

Treasurer and Chief Financial Officer

Stephen Ellwood

Chief Compliance Officer

Tony Huang

Vice President and Assistant Secretary

Investment Adviser

Advent Capital Management, LLC New York, NY

Servicing Agent

Guggenheim Funds Distributors, LLC Chicago, IL

Accounting Agent and Custodian

The Bank of New York Mellon Corporation New York, NY

Administrator

The Bank of New York Mellon Corporation New York, NY

Transfer Agent

Computershare Trust Company, N.A. Jersey City, NJ

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP New York, NY

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP New York, NY

110 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2026

Portfolio Managers of the Fund

The portfolio managers of the Fund are Tracy Maitland (President and Chief Investment Officer of Advent), Paul Latronica (Managing Director of Advent) and Tony Huang (Managing Director of Advent).

Privacy Principles of the Fund

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

Questions concerning your shares of Advent Convertible and Income Fund?

•     If your shares are held in a Brokerage Account, contact your Broker.

•     If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Convertible and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Paper copies of the Fund’s annual and semi-annual shareholder reports are not sent by mail, unless you specifically request paper copies of the reports. Instead, the reports are made available on a website, and you are notified by mail each time a report is posted and provided with a website address to access the report.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you may receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all Guggenheim closed-end funds you hold.

AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT l 111

FUND INFORMATION continued	April 30, 2026

A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT, and for the reporting periods ended prior to July 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk.

Notice to Shareholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

112 l AVK l ADVENT CONVERTIBLE AND INCOME FUND SEMIANNUAL REPORT

ABOUT THE FUND MANAGERS	April 30, 2026

Advent Capital Management, LLC

Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.

Investment Philosophy

Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to- improving fundamentals and attractive valuations.

Investment Process

Advent manages securities by using a strict four-step process:

1 Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;

2 Analyze the quality of issues to help manage downside risk;

3 Analyze fundamentals to identify catalysts for favorable performance; and

4 Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC	Guggenheim Funds Distributors, LLC
888 Seventh Avenue, 31st Floor	227 West Monroe Street
New York, NY 10019	Chicago, IL 60606
Member FINRA/SIPC
(06/26)

CEF-AVK-SAR-0426

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reporting period.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reporting period.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reporting period.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reporting period.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of Item 1(a).
(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)	Not applicable to this registrant.
(b)	Not applicable to this registrant.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to this registrant.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to this registrant.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reporting period.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable for semi-annual reporting period.
(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 15. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 16. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The registrant has not participated in securities lending activities during the period covered by this report.

(b)	Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.
(a)(3)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advent Convertible and Income Fund

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: July 1, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Tracy V. Maitland

Name: Tracy V. Maitland

Title: President and Chief Executive Officer

Date: July 1, 2026

By: /s/ Robert White

Name: Robert White

Title: Treasurer and Chief Financial Officer

Date: July 1, 2026